UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                                    811-05480
                      (Investment Company Act file number)

                          CIGNA VARIABLE PRODUCTS GROUP
                          -----------------------------
               (Exact name of registrant as specified in charter)

                             2223 Washington Street
                             3 Newton Executive Park
                                    Suite 200
                                Newton, MA 02462
                    (Address of principal executive offices)

          Mark Butler, 2223 Washington Street, 3 Newton Executive Park
                           Suite 200, Newton, MA 02462
                     (Name and address of agent for service)

                                 (860) 534-4700
                                 --------------
               Registrants' telephone number, including area code


                   Date of fiscal year end: December 31, 2003

                   Date of reporting period: December 31, 2003

Item 1.  Reports to Stockholders.


[graphic of leaves]

                                    TIMESSQUARE
                                   VP CORE PLUS
                                      BOND FUND

-----------------------------------------------

                                  Annual Report
                              December 31, 2003


                                                                    [Cigna logo]

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our commentary for TimesSquare VP Core Plus Bond Fund (the "Fund") covering the year ended December 31, 2003 follows.

Management's Discussion of Fund Performance

Market Summary

During the first six months of 2003, the total return on the S&P 500[RegTM] Index was 11.77%, compared with a total return of 3.93% for the Lehman Brothers Aggregate Bond Index (the "Index") and a 7.32% total return on investment-grade corporate bonds (Lehman Brothers U.S. Credit Index). The Fund returned 5.43% during this period. Within the global fixed income markets, emerging market debt (J.P. Morgan Emerging Market Bonds Plus Index) and high-yield corporate bonds (Lehman Brothers High Yield Bond Index) produced the best total returns by far for the first six months, with total returns from each market in excess of 18%.

At the beginning of May, the Federal Reserve (Fed) and Chairman Greenspan announced that any necessary action would be taken to combat deflationary pressures. Bond holders took this as a sign that the Fed would keep short-term rates low. The 10-year Treasury yield plunged to an inter-generational low of 3.13% on June 13, the lowest level since June 1958, before recovering to end the second quarter at 3.53%.

In the third quarter, fixed income markets notched their first quarterly decline since the fourth quarter of 1999, returning -0.15%, as represented by the Index. The Fund returned 0.56% for the same period. A combination of concerns about the impact of an economic recovery on interest rates, the lack of demand for relatively low-yielding Treasuries, and the strength of the equity markets resulted in a sharp rise in yields at the beginning of the quarter, before they drifted lower in August and September.

In the fourth quarter, fixed income markets edged back into positive territory, posting a 0.32% total return for the Index, as spread narrowing offset a modest overall rise in bond yields. This compared with a 0.90% return for the Fund during the same period. For the full year, the Index returned 4.10% to lag the S&P 500 Index (+28.68%), the first time in three years.

Performance

Returns for the year ended December 31, 2003 (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected), were:

Fund                           6.98%
Lipper Corporate Debt Funds -
   "A" Rated Average           5.03

The Fund's performance throughout the year benefited from strong security selection in investment-grade corporate bonds and mortgage backed securities
(MBS). In addition, our overweight allocation to investment-grade corporate bonds, where spreads tightened approximately 80 basis points for the year and our allocation decisions relative to high yield and MBS also contributed to the Fund's positive results.


Outlook

With economic fundamentals gradually improving and signs for a sustainable recovery encouraging, Treasury yields are likely to trend upward. We also expect the supply of Treasuries to increase substantially as we embark on an era of increased government cost vis-a-vis areas such as defense and security enforcement, corporate regulations, and immigration. Thus, we believe the credit quality of U.S. Government securities will be slightly diminished relative to corporate bonds.

Improving corporate profitability and balance sheet repair, along with a better economic environment and investors' increasingly positive

--------------------------------------------------------------------------------
                                                                               2

appetite for risk, is the backdrop in the investment-grade credit market. Our current outlook calls for additional positive excess returns, but at a more moderate pace than the record set in 2003. Prudent industry and security selection will remain paramount.

High yield continued its strong recovery during the year and the default rate has trended downward. We currently believe the relative value of this sector has diminished. High yield performance in 2004 will be more dependent on individual security selection.

In the MBS sector, it appears the prepayment wave has crested, volatility is stabilizing, and the supply of government-sponsored entity securities is expected to be reduced. With short-term interest rates still very low, the positive carry of mortgages (borrowing at low-term rates to buy longer-term instruments with higher yields) is still appealing, especially to banks.


Sincerely,


/s/ Richard H. Forde



Richard H. Forde
Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                               3

[the following information was represented as a line chart in the printed material.]


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               5/3/99 - 12/31/03


--------------------------------------------------------------------------------
AVERAGE ANNUAL RETURN

                           1 Year          Life of Fund      Inception Date
Fund                       6.98%              6.91%              5/3/99
Lehman Brothers            4.10%              6.84%
Aggregate Bond Index
--------------------------------------------------------------------------------

                                   Lehman Brothers
                    Fund         Aggregate Bond Index
05/03/1999         $10,000             $10,000
12/31/1999         $ 9,852             $ 9,797
12/31/2000         $10,772             $10,936
12/31/2001         $11,748             $11,860
12/31/2002         $12,765             $13,076
12/31/2003         $13,655             $13,613

TimesSquare VP Core Plus Bond Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared to the total return performance of Lehman Brothers Aggregate Bond Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the bond market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

*Commencement of operations

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   4
December 31, 2003

                                                        PRINCIPAL       VALUE
                                                            (000)       (000)
                                                     ------------ -----------
LONG-TERM BONDS - 89.5%
BASIC MATERIALS - 0.4%
International Paper Co., 5.50%, 2014                  $      305   $    306
Stora Enso Oyj, 7.38%, 2011                                  205        237
Weyerhaeuser Co., 5.25%, 2009                                165        171
                                                                   --------
                                                                        714
                                                                   --------
COMMUNICATIONS & MEDIA - 10.4%
AOL Time Warner, Inc., 6.75%, 2011                           495        553
AT&T Corp.,
   7.30%, 2011                                                60         69
   8.75% (coupon change based on rating), 2031                80         94
AT&T Wireless Services, Inc., 8.13%, 2012                    275        323
British Sky Broadcasting PLC, 8.20%, 2009                    490        583
British Telecommunications PLC,
   8.88% (coupon change based on rating), 2030               175        229
Comcast Cable Communications, 8.38%, 2007                     65         75
Comcast Corp., 5.85%, 2010                                   140        150
Deutsche Telekom International Finance BV,
   8.50%, (coupon change based on rating), 2010              410        496
   8.75%, (coupon change based on rating), 2030              370        473
France Telecom SA,
   8.45%, (coupon change based on rating), 2006               90        101
   9.00%, (coupon change based on rating), 2011            1,360      1,633
   9.75%, (coupon change based on rating), 2031              135        179
Kyivstar GSM, 12.75%, 2005 (144A security
   acquired Nov. 2002 & Jan. 2003 for $279) (a)              275        303
Koninklijke KPN, NV, 8.00%, 2010                             670        801
Liberty Media Corp.,
   3.50%, 2006                                             1,105      1,111
   5.70%, 2013                                                80         81
News America Holdings,
   7.75%, 2045                                               245        290
   7.90%, 2095                                               185        211
   8.25%, 2096                                                75         89
PTC International Finance II SA, 11.25%, 2009                600        660
Shaw Communications, Inc.,
   8.25%, 2010                                               320        362
   7.20%, 2011                                               105        114

                                                        PRINCIPAL       VALUE
                                                            (000)       (000)
                                                     ------------ -----------
COMMUNICATIONS & MEDIA (continued)
Sprint Capital Corp.,
   6.13%, 2008                                        $      100   $    107
   8.38%, 2012                                               165        193
   6.88%, 2028                                               425        415
   8.75%, 2032                                               220        260
Tele Communications, Inc.,
   9.80%, 2012                                               890      1,161
   7.88%, 2013                                               220        260
Telecom Italia Capital SA,
   5.25%, 2013
   (144A security acquired Oct. 2003 for $499) (a)           500        501
   6.38%, 2033
   (144A security acquired Oct. 2003 for $274) (a)           275        277
TELUS Corp.,
   7.50%, 2007                                               405        453
   8.00%, 2011                                               990      1,158
Time Warner, Inc.,
   8.18%, 2007                                               640        741
   9.13%, 2013                                               215        273
   8.05%, 2016                                               590        700
TPSA Finance BV, 7.75%, 2008 (144A security
   acquired Aug. & Oct. 2002, Mar., June,
   July & Aug. 2003 for $591) (a)                            560        594
Univision Communications, Inc., 7.85%, 2011                  525        624
Verizon Florida, Inc., 6.13%, 2013                           185        198
                                                                   --------
                                                                     16,895
                                                                   --------
CONSUMER & RETAIL - 2.9%
Bunge Ltd. Finance Corp., 4.38%, 2008 (144A
   security acquired Dec. 2003 for $330) (a)                 330        332
Campbell Soup Co., 5.88%, 2008                               195        214
Heinz (H.J.) Co., 6.38%, 2028                                 70         74
Heinz (H.J.) Finance Co., 6.75%, 2032                        130        145
Kellogg Co., 6.60%, 2011                                     810        908
Kraft Foods, Inc.,
   5.25%, 2007                                               140        149
   5.63%, 2011                                               370        390
   5.25%, 2013                                               455        459
Kroger Co., 7.50%, 2031                                       60         69

The Notes to Financial Statements are an integral part of these statements.

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TimesSquare VP Core Plus Bond Fund Investments in Securities                   5
December 31, 2003 (Continued)

                                                          PRINCIPAL       VALUE
                                                              (000)       (000)
                                                       ------------ -----------
CONSUMER & RETAIL (continued)
Michaels Stores, Inc., 9.25%, 2009                      $      370   $    408
Miller Brewing Co., 5.50%, 2013 (144A security
   acquired Aug. 2003 for $283) (a)                            285        291
Safeway, Inc., 7.25%, 2031                                      55         60
Schuler Homes, Inc., 9.38%, 2009                               470        529
Toll Corp., 8.25%, 2011                                        185        204
VFB LLC, 10.25%, 2009 (b)                                    2,044        463
                                                                     --------
                                                                        4,695
                                                                     --------
DIVERSIFIED - 0.6%
General Electric Co., 5.00%, 2013                              755        764
ITT Industries, Inc., 7.40%, 2025                              235        269
                                                                     --------
                                                                        1,033
                                                                     --------
FINANCIAL - 11.5%
American Express Credit, Ser. 1999-1A, 5.60%, 2006           1,200      1,215
BankBoston Corp., 8.25%, 2026                                  170        196
Bank of America Corp., 7.80%, 2010                             100        119
Boeing Capital Corp., 6.10%, 2011                              150        162
CIT Group, Inc.,
   6.50%, 2006                                                 265        287
   6.88%, 2009                                                 125        140
Citigroup, Inc.,
   3.50%, 2008                                               1,510      1,516
   7.25%, 2010                                                 260        303
Countrywide Home Loans., 5.50%, 2007                           110        118
Credit Suisse First Boston Mortgage Securities Corp.,
   4.63%, 2008                                                 165        172
   5.50%, 2013                                                 100        103
   Interest Only 7.50%, 2032                                   700         42
   Interest Only 8.00%, 2032                                 1,200         75
Dresdner Funding Trust I, 8.15%, 2031
   (144A (security acquired Apr., June &
   Sep. 2003 for $795) (a)                                     750        856
First Union Capital One, 7.94%, 2027                           105        120
Ford Motor Credit Co.,
   6.88%, 2006                                                 300        320
   7.38%, 2009                                                 700        769
   7.38%, 2011                                                 615        670

                                                          PRINCIPAL       VALUE
                                                              (000)       (000)
                                                       ------------ -----------
FINANCIAL (continued)
General Motors Acceptance Corp.,
   6.88%, 2011                                          $    1,060   $  1,142
   7.00%, 2012                                                 145        156
Golden West Financial Corp., 4.13%, 2007                       200        208
Goldman Sachs Group, Inc., 6.88%, 2011                         580        659
Household Finance Corp.,
   4.13%, 2008                                                 640        646
   6.38%, 2012                                                 250        274
HVB Funding Trust I, 8.74%, 2031 (144A security
   acquired May & June 2003 for $459) (a)                      465        548
HVB Funding Trust III, 9.00%, 2031 (144A security
   acquired June 2003 for $191) (a)                            185        223
International Lease Finance Corp., 6.38%, 2009                 275        303
Korea Development Bank, 4.25%, 2007                            160        163
Lehman Brothers Holdings, Inc., 6.63%, 2012                    325        367
Manufacturers & Traders Trust, 8.00%, 2010                     150        180
Midland Funding II, 13.25%, 2006                                95        111
Mississippi Business Finance Corp., 7.81%, 2024                500        478
Morgan (J.P.) Chase & Co., 6.75%, 2011                          50         56
Morgan (J.P.) Co., 6.00%, 2009                                 205        224
Morgan Stanley Group, Inc., 6.75%, 2011                        405        458
National Rural Utilities Cooperative Finance Corp.,
   5.75%, 2009                                                 120        130
NB Capital Trust IV, 8.25%, 2027                               155        179
Old Kent Bank, Step Coupon
   (7.75% to 8/15/05), 2010                                    300        324
Prudential Funding LLC, 6.60%, 2008 (144A security
   acquired Aug. 2002 & Apr. 2003 for $204) (a)                190        212
Residential Asset Mortgage Products, Inc., Interest
   Only, 5.75%, 2005 (c)                                     1,467         62
Santander Central Hispano Issuance, 7.63%, 2010                225        267
Santander Financial Issuances,
   6.80%, 2005                                                  95        102
   6.38%, 2011                                                 100        111
Sanwa Finance Aruba AEC, 8.35%, 2009                           295        346
Sovereign Bancorp., Inc., 10.50%, 2006                       1,875      2,217
Standard Chartered Bank, 8.00%, 2031
   (144A security acquired Aug. 2002,
   Jan. & Apr. 2003 for $239) (a)                              215        260

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   6
December 31, 2003 (Continued)

                                                        PRINCIPAL        VALUE
                                                            (000)        (000)
                                                     ------------ ------------
FINANCIAL (continued)
Takefuji Corp., 9.20%, 2011 (144A security
   acquired Dec. 2003 for $134) (a)                   $      120    $    133
UFJ Finance Aruba AEC, 6.75%, 2013                           420         448
Union Planters Corp., 6.75%, 2005                            240         260
U.S. West Capital Funding, Inc., 6.50%, 2018                  75          66
Wells Fargo & Co., 4.95%, 2013                               225         225
                                                                    --------
                                                                      18,721
                                                                    --------
FOREIGN GOVERNMENT - 2.3%
Argentina (Republic of), 11.38%, 2017                        610         171
Brazil (Federal Republic of), 9.25%, 2010                    120         129
Bulgaria (Republic of), Floating Rate, 1.94%, 2024           380         375
Quebec (Province of Canada),
   5.50%, 2006                                               630         677
   5.00%, 2009                                               680         719
   7.50%, 2023                                               490         601
Russian Federation, Step Coupon (5.00% to
   3/31/07), 2030 (144A security acquired Sep. &
   Oct. 2002, July & Oct. 2003 for $667) (a)                 805         775
United Mexican States, 8.30%, 2031                           340         383
                                                                    --------
                                                                       3,830
                                                                    --------
HEALTH CARE - 0.2%
HCA, Inc.,
   5.25%, 2008                                               155         158
   7.50%, 2033                                                85          89
Tenet Healthcare Corp., 7.38%, 2013                          120         121
                                                                    --------
                                                                         368
                                                                    --------
INDUSTRIAL - 2.2%
Arrow Electronics, Inc., 6.88%, 2013                          95         101
Avnet, Inc., 9.75%, 2008                                      85          99
BAE Systems Holdings, 6.40%, 2011 (144A security
   acquired Dec. 2001, July & Nov. 2002 & Apr.
   2003 for $904) (a)                                        890         957
Inco Limited, 5.70%, 2015                                    195         197
Lockheed Martin Corp.,
   8.20%, 2009                                             1,110       1,348
   8.50%, 2029                                               255         334

                                                        PRINCIPAL        VALUE
                                                            (000)        (000)
                                                     ------------ ------------
INDUSTRIAL (continued)
Noranda, Inc., 6.00%, 2015                            $      165    $    168
Systems 2001 Asset Trust LLC, 7.16%, 2011
   (144A security acquired Mar. 2002 for $291) (a)           283         309
                                                                    --------
                                                                       3,513
                                                                    --------
INSURANCE - 1.4%
American Re Corp., 7.45%, 2026                               545         607
AXA SA, 8.60%, 2030                                          195         246
Monumental Global Funding II, 3.85%, 2008
   (144A security acquired Feb. & Apr. 2003
   for $345) (a)                                             345         348
Travelers Property Casualty Corp., 5.00%, 2013               190         190
Zurich Capital Trust I, 8.38%, 2037
(144A security acquired Jan., June, & Oct. 2003
   for $718) (a)                                             745         855
                                                                    --------
                                                                       2,246
                                                                    --------
OIL & GAS - 1.7%
Amerada Hess Corp., 7.30%, 2031                              355         367
Conoco Funding Co., 6.35%, 2011                              830         931
Devon Financing Corp. ULC, 6.88%, 2011                       230         261
Duke Capital Corp., 6.25%, 2013                               80          84
Duke Energy Field Services LLC,
   5.75%, 2006                                                60          64
   6.88%, 2011                                                40          45
Occidental Petroleum Corp.,
   7.65%, 2006                                               420         460
   6.75%, 2012                                               175         197
Petroleos Mexicanos, 9.50%, 2027                             240         283
                                                                    --------
                                                                       2,692
                                                                    --------
PHARMACEUTICALS - 0.7%
Lilly (Eli) & Co., 6.77%, 2036                               555         633
Wyeth,
   5.25%, 2013                                                80          81
   5.50%, 2014                                               340         344
                                                                    --------
                                                                       1,058
                                                                    --------
TRANSPORTATION - 1.6%
American Airlines, 7.38%, 2016                               580         413
Burlington Northern Santa Fe, 6.75%, 2029                     85          92

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   7
December 31, 2003 (Continued)

                                                      PRINCIPAL       VALUE
                                                          (000)       (000)
                                                   ------------ -----------
TRANSPORTATION (continued)
Continental Airlines, Inc., 6.90%, 2017             $      723   $    605
Federal Express Corp., 7.60%, 2097                         165        185
Norfolk Southern Corp.,
   7.70%, 2017                                             115        139
   7.90%, 2097                                             385        455
Union Pacific Corp., 6.13%, 2012                           620        672
                                                                 --------
                                                                    2,561
                                                                 --------
U.S. GOVERNMENT & AGENCIES (g) - 50.9%
Fannie Mae,
   2.50%, 2008                                           6,755      6,527
   4.38%, 2013                                           1,155      1,134
   5.50%, 2017                                           1,945      2,017
   7.00%, 2031                                             588        626
   8.00%, 2031                                             237        256
   6.50%, 2032                                           3,198      3,345
   7.00%, 2032                                           4,247      4,520
   5.50%, 2033                                           4,305      4,363
   6.00%, 2033                                           1,175      1,215
   6.50%, 2033                                           2,022      2,115
   Interest Only 7.30%, 2042 (c)                        10,577        269
Federal Home Loan Banks,
   4.13%, 2005                                           1,375      1,414
Financing Corp.,
   Principal Strips from
   8.60%, 2019                                             830        342
   9.70%, 2019                                           1,260        537
Freddie Mac,
   2.75%, 2008                                           1,080      1,063
   6.00%, 2017                                             949        996
   4.50%, 2018                                           4,723      4,728
   5.00%, 2018                                           5,283      5,389
   6.00%, 2032                                           4,631      4,788
   7.50%, 2032                                           1,075      1,154
   5.00%, 2033                                           6,802      6,718
   5.50%, 2033                                           5,493      5,562
   Interest Only 9.75%, 2043 (c)                         8,874        233

                                                      PRINCIPAL       VALUE
                                                          (000)       (000)
                                                   ------------ -----------
U.S. GOVERNMENT & AGENCIES (continued)
Ginnie Mae,
   6.50%, 2031                                      $      596   $    629
   6.50%, 2032                                             524        552
   5.50%, 2033                                           1,315      1,339
   6.00%, 2033                                           1,345      1,399
U.S. Treasury Bonds,
   8.75%, 2017                                           2,180      3,055
   6.00%, 2026                                           5,225      5,794
U.S. Treasury Inflation Indexed Note,
   3.00%, 2012                                           1,389      1,514
U.S. Treasury Notes,
   7.88%, 2004                                             910        962
   4.63%, 2006                                           3,635      3,853
   4.38%, 2007                                           1,950      2,065
   6.00%, 2009                                             600        680
   5.00%, 2011                                           1,485      1,595
                                                                 --------
                                                                   82,748
                                                                 --------
UTILITIES - 2.7%
American Electric Power, Inc., 5.38%, 2010                  90         94
Carolina Power & Light Co., 6.50%, 2012                     95        105
CenterPoint Energy,
   5.70%, 2013
   (144A security acquired Mar. & June 2003
   for $228) (a)                                           225        235
   7.88%, 2013
   (144A security acquired June, July &
   Dec. 2003 for $283) (a)                                 245        277
Cleveland Electric Illuminating Co., 7.88%, 2017           200        234
Columbus Southern Power Co., 5.50%, 2013                    75         78
Detroit Edison Co.,
   6.13%, 2010                                             270        296
   6.35%, 2032                                              60         64
Dominion Resources Inc., 6.25%, 2012                       100        108
DPL, Inc., 8.25%, 2007                                     270        294
First Energy Corp.,
   5.50%, 2006                                              50         52
   6.45%, 2011                                             670        694

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   8
December 31, 2003 (Continued)

                                                        PRINCIPAL       VALUE
                                                            (000)       (000)
                                                     ------------ -----------
UTILITIES (continued)
Nisource Finance Corp., 7.88%, 2010                  $   425       $    505
Ohio Power Co., 5.50%, 2013                               45             46
Oncor Electric Delivery Co., 7.25%, 2033                 260            296
Pinnacle Partners LP, 8.83%, 2004 (144A security
   (acquired Mar. 2002 for $200) (a)                     200            207
Progress Energy, Inc.,
   7.10%, 2011                                           110            124
   7.00%, 2031                                           205            219
Tenaska Alabama II Partners LP, 6.13%, 2023
   (144A security acquired Oct. 2003 for $270) (a)       270            279
TXU Australia Holdings LP, 6.15%, 2013 (144A
   security acquired Dec. 2003 for $140) (a)             140            143
                                                                   --------
                                                                      4,350
                                                                   --------
TOTAL LONG-TERM BONDS
   (Cost - $141,226)                                                145,424
                                                                   --------
                                                      NUMBER OF
                                                         SHARES
PREFERRED STOCK - 2.7%
COMMUNICATIONS & MEDIA - 0.3%
Centaur Funding Corp., 9.08%
   (144A security acquired Jan., Aug. & Nov. 2001
   for $453) (a)                                         410            503
                                                                   --------
FINANCIAL - 2.4%
BCI US Funding Trust,
   Step Coupon (8.01% to 7/15/08)
   (144A security acquired Jan., Mar. & Apr. 2003
   for $714) (a)                                         650            747
DBS Capital Funding Corp.,
   Step Coupon (7.66% to 3/21/2011)
   (144A security acquired Oct. 2003 for $671) (a)       595            685
IBJ Preferred Capital Co. LLC,
   Step Coupon (8.79% to 6/30/08)
   (144A security acquired Jan., July, Aug., Oct. &
   Dec. 2003 for $1,365) (a)                           1,375          1,499

                                                               NUMBER OF         VALUE
                                                                  SHARES         (000)
                                                      ------------------   -----------
FINANCIAL (continued)
Natexis AMBS Co. LLC.,
   Step Coupon (8.44% to 6/30/08)
   (144A security acquired May 2002 for $228) (a)           210            $     247
RBS Capital Trust I,
   Step Coupon (4.71% to 7/01/13)                           735                  703
                                                                           ---------
                                                                               3,881
                                                                           ---------
TOTAL PREFERRED STOCK
(Cost - $4,159)                                                                4,384
                                                                           ---------
SHORT-TERM OBLIGATIONS - 6.6%
MONEY MARKET FUND - 6.4%
TimesSquare VP Money Market Fund (d)                  10,364,000              10,364
                                                                           ---------
                                                       PRINCIPAL
                                                           (000)
                                                      ----------
U.S. GOVERNMENT - 0.2%
U.S. Treasury Bills,
   0.99%, 3/4/04 (e)                                  $     100                  100
   0.97%, 4/1/04 (e)                                        200                  200
                                                                           ---------
                                                                                 300
                                                                           ---------
TOTAL SHORT-TERM OBLIGATIONS
   (Cost - $10,664)                                                           10,664
                                                                           ---------
TOTAL INVESTMENTS IN SECURITIES - 98.8%
   (Total Cost - $156,049) (h)                                               160,472
Cash and Other Assets Less Liabilities - 1.2%                                  1,989
                                                                           ---------
NET ASSETS - 100.0%                                                        $ 162,461
                                                                           =========



The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Investments in Securities                   9
December 31, 2003 (Continued)

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a) Indicates restricted security; the aggregate value of restricted securities is $12,596,084 (aggregate cost $11,752,933), which is approximately 7.8% of net assets. Valuations have been furnished by brokers trading in the securities or a pricing service for all restricted securities. These are liquid securities.
(b) This is a fair valued security which is in default due to bankruptcy. The principal amount represents beneficial ownership interest for future cash receipts under the bankruptcy filings.
(c) Illiquid security.
(d) TimesSquare Capital Management, Inc., the fund's Investment Adviser, is also the Adviser to the TimesSquare VP Money Market Fund.
(e) Pledged as collateral for financial futures contracts. At December 31, 2003, the Fund was long 57, 2-year U.S. Treasury Notes and was short 22, 30-year U.S. Treasury Bonds and 124, 5-year and 46, 10-year U.S. Treasury Notes, futures contracts, all expiring in March 2004. Net unrealized gain amounted to $36,180. Underlying face values of the long and short positions were $12,170,391 and ($21,416,492), respectively, and underlying market values were $12,200,673 and ($21,410,594), respectively.
(f) A summary of outstanding forward currency contracts, as of December 31, 2003, is as follows:
                                                          Net Unrealized
Settlement      Forward      Foreign        Contract       Appreciation
Date           Contract      Currency        Value        (Depreciation)
------------- ----------   -----------   -------------   ---------------
  Buys
  3/12/04     Euro         2,070,000     $2,279,865      $ 323,099
  Sells
  3/12/04     Euro         2,070,000     $2,434,816      $(168,148)

(g) Agency obligations are not guaranteed by the U.S. Government.

    Tax Information
(h) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $156,719,068, was as follows:

    Aggregate gross unrealized appreciation for all
    investments in which there was an excess of value
    over tax cost                                            $4,496,681

    Aggregate gross unrealized depreciation for all
    investments in which there was an excess of tax cost
    over value                                                 (744,138)
                                                             ----------
    Unrealized appreciation-net                              $3,752,543
                                                             ==========

--------------------------------------------------------------------------------
(i) As of December 31, 2003, the components of distributable earnings (excluding unrealized appreciation/(depreciation) disclosed above) on a tax basis consisted of the following:

    Undistributed ordinary income     $ 69,858
    Capital loss carryforward
    Expiring 2010                     $567,501

------------------------------------------------------
Quality Ratings* of Long-Term Bonds (Unaudited)
12/31/2003
                   Value       % of
                   (000)       Value
                ----------- ----------
  Aaa/AAA       $  84,906       58.4%
  Aa/AA             5,341        3.7
  A/A              15,986       11.0
  Baa/BBB          33,655       23.1
  Ba/BB             3,991        2.7
  B/B                 845        0.6
  Below B             237        0.2
  Not Rated           463        0.3
                ---------      -----
                $ 145,424      100.0%
                =========      =====
  *The higher of Moody's or Standard & Poor's Ratings.
------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            10

Statement of Assets and Liabilities
December 31, 2003
(In Thousands)

Assets:
Investments in securities at value                        $ 160,472
Cash                                                              1
Receivable for fund shares sold                               8,317
Interest and dividend receivable                              1,575
Receivable for forward currency contracts                       323
Swap contracts receivable                                        60
Investments for Trustees' deferred compensation plan              3
                                                          ---------
      Total assets                                          170,751
                                                          ---------
Liabilities:
Payable for investments purchased                             6,381
Payable for fund shares repurchased                           1,564
Payable for forward currency contracts                          168
Custody fees payable                                             45
Advisory fees payable                                            44
Futures variation margin payable                                 25
Audit and legal fees payable                                     21
Insurance expenses payable                                       18
Administrative fees payable                                      15
Deferred Trustees' fees payable                                   3
Other                                                             6
                                                          ---------
      Total liabilities                                       8,290
                                                          ---------
Net Assets                                                $ 162,461
                                                          =========
Components of Net Assets:
Paid in capital                                           $ 159,720
Overdistributed net investment income                          (599)
Accumulated net realized loss                                (1,273)
Net unrealized appreciation of investments, futures,
   forward contracts and swaps                                4,613
                                                          ---------
Net Assets                                                $ 162,461
                                                          =========
Shares Outstanding                                           16,028
                                                          =========
Net Asset Value and Redemption Price per Share            $   10.14
                                                          =========
Cost of Investments                                       $ 156,049
                                                          =========

Statement of Operations
For the Year Ended December 31, 2003
(In Thousands)

Investment Income:
Income:
   Interest income                            $ 6,733
   Dividends                                      168
                                              -------
                                                6,901
Expenses:
   Investment advisory fees                   $   732
   Custodian fees                                 137
   Administrative services fees                    74
   Audit and legal fees                            33
   Insurance expenses                              19
   Transfer agent fees                              6
   Trustees' fees                                   4
   Shareholder reports                              4
   Other                                            1
                                                -----
      Total expenses                            1,010
      Less expenses waived by Adviser            (228)
                                                -----
   Net expenses                                  $782
                                                -----
Net Investment Income                           6,119
                                              -------
Realized and Unrealized Gain (Loss)
   on Investments:
   Net realized gain (loss) from:
   Forward currency contracts                                  91
   Futures contracts                                         (596)
   Swap contracts                                           1,037
   Investments                                              3,320
                                                          --------
                                                            3,852
                                                          --------
   Net change in unrealized appreciation:
   Forward currency contracts                                 152
   Futures contracts                                          141
   Swap contracts                                              (1)
   Investments                                                175
                                                          --------
                                                              467
                                                          --------
Net Realized and Unrealized Gain
   on Investments                                           4,319
                                                          --------
Net Increase in Net Assets Resulting
   from Operations                                        $10,438
                                                          ========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            11

Statements of Changes in Net Assets
(In Thousands)

                                                     For the Year Ended
                                                        December 31,
                                                -----------------------------
                                                     2003            2002
                                                -------------   -------------
Operations:
Net investment income                            $   6,119      $   5,673
Net realized gain (loss) on investments              3,852           (412)
Net unrealized appreciation on investments             467          5,418
                                                 ---------      ----------
Net increase in net assets from operations          10,438         10,679
                                                 ---------      ----------
Dividends and Distributions:
From net investment income                          (9,988)        (5,821)
                                                 ---------      ----------
Total dividends and distributions                   (9,988)        (5,821)
                                                 ---------      ----------
Capital Share Transactions:
Net proceeds from shares sold                       63,896        108,118
Net asset value of shares issued to
   shareholders in reinvestment of
   dividends and distributions                       9,988          5,821
                                                 ---------      ----------
                                                    73,884        113,939
Cost of shares redeemed                            (61,600)      (120,160)
                                                 ---------      ----------
Net increase (decrease) from Fund share
   transactions                                     12,284         (6,221)
                                                 ---------      ----------
Net Increase (Decrease) in Net
   Assets                                           12,734         (1,363)

Net Assets:
Beginning of period                                149,727        151,090
                                                 ---------      ----------
End of period *                                  $ 162,461      $ 149,727
                                                 =========      ==========
* includes (overdistributed) & undistributed
  net investment income of:                      $    (599)     $     716
                                                 =========      ==========

                                                     For the Year Ended
                                                        December 31,
                                                -----------------------------
                                                     2003            2002
                                                -------------   -------------
Transactions in Capital Stock:
Shares sold                                          6,103         10,641
Shares issued in reinvestment of dividends
   and distributions                                   988            575
                                                 ---------      ----------
                                                     7,091         11,216
Shares redeemed                                     (5,838)       (12,020)
                                                 ---------      ----------
Net increase (decrease) in shares
   outstanding                                       1,253           (804)
                                                 =========      ==========

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            12

Financial Highlights

                                                                                                               From May 3,
                                                               For the Year Ended December 31,                   1999* to
                                                   -------------------------------------------------------     December 31,
                                                       2003          2002          2001(e)         2000            1999
                                                   ------------ ------------- ---------------- ----------- -------------------
Per Share Operating Performance:
Net asset value, beginning of period                $   10.13      $   9.70       $   9.87       $  9.53       $    10.00
                                                    ---------      --------       --------       -------       ----------
Income from investment operations
Net investment income (a)                                0.45          0.42           0.45          0.54             0.33
Net realized and unrealized gain (loss)                  0.25          0.42           0.44          0.35            (0.48)
                                                    ---------      --------       --------       -------       ----------
Total from investment operations                         0.70          0.84           0.89          0.89            (0.15)
                                                    ---------      --------       --------       -------       ----------
Less dividends and distributions:
Dividends from net investment income                    (0.69)        (0.41)        (0.94)         (0.55)           (0.32)
Distributions from net realized capital gains              --            --         (0.04)            --               --
Return of capital dividends                                --            --         (0.08)            --               --
                                                    ---------     ---------      --------       --------       ----------
Total dividends and distributions                       (0.69)        (0.41)        (1.06)         (0.55)           (0.32)
                                                    ---------     ---------      --------       --------       ----------
Net asset value, end of period                      $   10.14      $  10.13       $   9.70       $  9.87       $     9.53
                                                    =========     =========      ========       ========       ==========
Total Investment Return (b)                              6.98%         8.66%         9.06%          9.34%           (1.48)%(c)
Ratios to Average Net Assets:
Gross expenses                                           0.65%         0.62%         0.60%          0.70%            0.79%(d)
Fees and expenses waived or borne by the Adviser         0.15%         0.12%         0.10%          0.20%            0.29%(d)
Net expenses                                             0.50%         0.50%         0.50%          0.50%            0.50%(d)
Net investment income                                    3.91%         4.24%         5.39%(e)       6.66%            6.09%(d)
Portfolio Turnover                                        182%          518%          396%           320%             303%(c)
Net assets, End of Period (000 omitted)             $ 162,461     $ 149,727      $ 151,090      $ 84,014       $   39,261

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.
(c) Not annualized.
(d) Annualized.
(e) Effective January 1, 2001, the Fund was required to start amortizing premium and discount on all debt securities. The effect of this change on net investment income per share was a decrease of $0.02 per share. The effect to the ratio of net investment income to average net assets was a decrease of 0.19%. Per share, ratios, and supplemental data for periods prior to January 1, 2001, have not been restated to reflect this change in accounting principle.
*   Commencement of operations

The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              13

1. Significant Accounting Policies.
TimesSquare VP Core Plus Bond Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund seeks to provide the highest current income attainable, consistent with reasonable risk, as determined by the Fund's investment adviser, through investment in a professionally managed, diversified portfolio of fixed income securities. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Debt securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued on the basis of valuations furnished by brokers trading in the securities or a pricing service, which determines valuations for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Fund's Board of Trustees. The Funds' Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Delayed Delivery Commitments -- The Fund may enter into commitment agreements -- i.e., TBA's -- for the purchase of securities at an agreed-upon price on a specified future date. Since the delivery and payment for such securities can be scheduled to take place up to three months after the transaction date, they are subject to market fluctuations. The Fund does not begin to earn interest on such purchase commitments until due settlement date. The Fund may sell a purchase commitment prior to settlement for the purpose of enhancing its total return. The Fund segregates assets with a market value equal to the amount of its purchase commitments. To the extent securities are segregated, they may not be available for new investments or to meet redemptions. Delayed delivery commitments may increase the Fund's exposure to market fluctuations and may increase the possibility that the Fund may realize a short-term gain (subject to taxation) or loss if the Fund must engage in portfolio transactions in order to honor its commitments. Due to the longer settlement period, there may be an increased risk of

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              14
(Continued)

failure of the other party to honor the transaction. The Fund records changes in market value of the securities underlying unsettled commitments in unrealized gains and losses. Gains and losses are realized upon sale of the commitment.

C. Foreign Currency Translations -- Foreign currency transactions from foreign investment activity are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities at the daily rates of exchange, and

(ii) purchases and sales of investment securities, dividend and interest income and certain expenses at the rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains and losses from investments.

Net realized and unrealized gains (losses) from foreign currency-related transactions include gains and losses between trade and settlement dates on securities transactions, gains and losses arising from the sales of foreign currency, and gains and losses between the ex-dividend and payment dates on dividends, interest, and foreign withholding taxes.

D. Foreign Investments -- The Fund may invest in securities of foreign countries and governments, which involve certain risks in addition to those inherent in domestic investments. Such risks generally include, among others, currency risk (fluctuations in currency exchange rates), information risk (key information may be inaccurate or unavailable) and political risk (expropriation, nationalization or the imposition of capital or currency controls or punitive taxes). Other risks of investing in foreign securities include inadequate accounting controls, liquidity and valuation risks.

E. Forward Currency Transactions -- The Fund is authorized to enter into forward exchange contracts for the purpose of hedging against foreign exchange risk arising from the Fund's investment or anticipated investment in securities denominated in foreign currencies. The Fund may also enter into these contracts for purposes of increasing exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another. All commitments are marked to market daily at the applicable translation rates and any resulting unrealized gains or losses are recorded. Realized gains or losses are recorded at the time the forward contract matures or by delivery of the currency. Due to market fluctuations, the Fund maintains, in a segregated account with its custodian, assets with a market value equal to the amount of its purchase commitments. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

F. Futures Contracts -- The Fund is authorized to enter into futures contracts. The Fund may use futures contracts for reasons such as managing its exposure to the markets or movements in interest rates and currency values. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              15
(Continued)

closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

G. High Yield Bonds -- The Fund may invest in high yield bonds, i.e., fixed income securities rated below investment grade. While the market values of these securities tend to react less to fluctuations in interest rate levels than do those of investment-grade securities, the market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than investment-grade securities. In addition, the issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired.

H. Swap Agreements -- The Fund may enter into swap agreements for investment, liquidity, hedging and risk management purposes. For example, the Fund may enter into swap agreements to preserve a return on a particular investment or a portion of its portfolio and as a technique for managing duration (i.e., price sensitivity to changes in interest rates). Swaps involve the exchange of commitments to pay or receive -- e.g., an exchange of floating-rate payments for fixed-rate payments and/or payments of the appreciation or depreciation of a security or an index. If forecasts of interest rates and other market factors, including those that may impact the indexes of the total return swaps, are incorrect, investment performance will differ compared to what performance would have been if these investment techniques were not used. Even if the forecasts are correct, there are risks that the positions may correlate imperfectly with the asset or liability being hedged, a liquid secondary market may not always exist, or the counterparty to a transaction may default.

As of December 31, 2003, the Fund had the following outstanding swap agreements:

                                                  Spread                   Unrealized
                                     Notional     (Basis   Termination   Appreciation/
Counterparty      Index               Amount     Points)       Date      (Depreciation)
-------------- ------------------ ------------- --------- ------------- ---------------
Lehman         Lehman US High
Brothers       Yield Index         $  300,000      (40)   03/01/04          $  204
Bear Stearns   Bear Stearns High
               Yield Index         $  390,000        0    04/01/04          $    0
Bear Stearns   Bear Stearns High
               Yield Index         $  830,000        0    05/01/04          $    0
Bear Stearns   Bear Stearns High
               Yield Index         $1,160,000       10    06/01/04          $ (487)

The terms of the agreement require the Fund to pay LIBOR (which is set monthly) plus the spread and to receive the monthly total return on the Index, both based on the notional amount. The Fund records the net amount receivable/payable on a daily basis. The net receivable/payable is settled in cash monthly and recorded as realized gain/loss.

I. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income, which includes amortization of premium and accrual of discount, is recorded on an accrual basis. Securities gains and losses are determined on the basis of identified cost.

J. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements            16
(Continued)

At December 31, 2003 the Fund had a Post-October loss of $1,327 and a Post-October currency loss of $51,181. Under current tax law, capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following year.

K. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to the Components of Net Assets may be required. As a result, at December 31, 2003, the Fund decreased its accumulated net realized gain by $2,622,808 and decreased overdistributed net investment income by the same amount.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.50% of the Fund's average daily net assets. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2004, and thereafter to the extent described in the Fund's then current prospectus. TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

  Remaining
 Contingent       Expires         Expires         Expires
  Liability     during 2004     during 2005     during 2006
   (000's)        (000's)         (000's)         (000's)
------------   -------------   -------------   ------------
    $509           $127            $154            $228

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash, up to 25% of the Fund's total assets, in the affiliated TimesSquare VP Money Market Fund ("TSVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. For the year ended December 31, 2003, TimesSquare waived $50,027 of its advisory fee payable by the Fund. Income distributions from TSVPMM, which amounted to $112,894 for the year ended December 31, 2003, are recorded as dividend income in the Statement of Operations.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $73,487.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund Notes to Financial Statements              17
(Continued)

4. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2003, were $212,857,320 and $210,012,515, respectively, for U.S. Government and Agency Obligations and $66,429,588 and $42,856,720, respectively, for all other securities.

5. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. All of the shares outstanding at December 31, 2003, were held by Connecticut General Life Insurance Company ("CG Life") life insurance contracts issued by that company. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation.

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            18

Report of Independent Auditors

To the Trustees and Shareholders of TimesSquare VP Core Plus Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP Core Plus Bond Fund (the "Fund") at December 31, 2003, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund                                            19

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                                  Number of
Name,                    Position         Length                                                  Portfolios in   Other
Address*                 Held with        of Time         Principal Occupation(s) During          Fund Complex    Directorships
and Age                  Fund             Served          Past 5 Years                            Overseen        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Independent Trustees
Russell H.               Trustee          Trustee         Vice President (Investor Relations,     14              --
Jones                                     since 1995      Public Relations) and Treasurer,
59                                                        Kaman Corporation (helicopters
                                                          and aircraft components, industrial
                                                          distribution)

Paul J.                  Trustee          Trustee         Special Advisor to Board of             14              Western
McDonald                                  since 1995      Directors, Friendly Ice Cream                           Massachusetts
60                                                        Corporation (family restaurants                         Electric Company
                                                          and dairy products)


Marnie                   Trustee          Trustee         Diocesan Consultant, Episcopal          14              Boston Mutual Life
Wagstaff                                  since 2003      Diocese of Connecticut; Previously,                     Insurance Company
Mueller                                                   Visiting Professor of Health
64                                                        Economics, Wesleyan University

Carol Ann                Trustee          Trustee         Director and Chair of Audit             14              Reed & Barton
Hayes                                     since 2003      Committee, Reed and Barton                              Corporation
59                                                        Corporation

Affiliated Trustees and Fund Officers

Richard H.               Trustee,         Trustee and     Managing Director, CIGNA                14              Director of
Forde                    Chairman of      Chairman        Retirement & Investment Services                        various
50                       the Board and    since 2002,     and TimesSquare Capital                                 subsidiaries of
                         President        President       Management, Inc.                                        CIGNA Corporation
                                          since 1998

David P.                 Trustee          Trustee         Chief Investment Officer, CIGNA         14              Director of
Marks                                     since 2003      Retirement & Investment Services                        various
57                                                                                                                subsidiaries of
                                                                                                                  CIGNA Corporation

Alfred A.                Vice President   Officer         CIGNA Funds Treasurer; Assistant        14              --
Bingham III              and Treasurer    Since 1982      Vice President, TimesSquare Capital
59                                                        Management, Inc.

Jeffrey S.               Vice President   Officer         Senior Counsel,                         14              --
Winer                    and Secretary    Since 1993      CIGNA Corporation
46

--------------------------------------------------------------------------------
* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103
--------------------------------------------------------------------------------
TimesSquare VP Core Plus Bond Fund is an open-end, diversified management investment company that invests primarily in fixed income securities. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull
Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

                                                                     TIMESSQUARE
                                                                 VP MONEY MARKET
                                                                            FUND
--------------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2003

                                                                    [LOGO] CIGNA

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

We are pleased to provide this report for TimesSquare VP Money Market Fund (the "Fund") covering the year ended December 31, 2003.

Management's Discussion of Fund Performance

Market Environment

The Federal Reserve (Fed) met four times during the first half of 2003, but waited until the fourth meeting to cut interest rates. At the June 25 Open Market Committee meeting, the Fed cut the federal funds rate by 25 basis points to a 45-year low of 1%. This was the thirteenth interest rate cut since the easing cycle began in January 2001. The Fed statement noted recent firming in spending as well as stabilization in labor and "markedly improved financial conditions." During the second half of 2003, the Fed met four times without changing interest rates, but at the fourth meeting decided to adjust their bias from "balanced/disinflation" to "balanced." The market interpreted this as setting the stage for possible rate increases later on in 2004.

As the year came to a close, the general tone of the markets appeared to be improving, the consumer remained strong and corporate profits were exceeding expectations. Economists continued to search for signs of inflation and strengthening of employment. The Fed was openly signaling its willingness to support growth, and the markets were focused on trying to find strength in the economy.

Portfolio Composition and Performance

On December 31, 2003, the portfolio contained: top-tier asset-backed securities, 2.7%; top-tier domestic commercial paper, 42.8%; top-tier foreign commercial paper, 9.6%; and U.S. Government and Agencies, 44.9%. The Fund is well diversified.

Total returns for the year ended December 31, 2003 (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected), were:

Fund                                  0.77%
Lipper Money Market Funds Average     0.44
3-month U.S. Treasury Bill            1.07

As of December 31, 2003, the Fund's weighted average portfolio maturity was 40 days, and the annualized 7-day yield was 0.59%.

Outlook

Economic data continues to show signs of improvement. Fourth quarter Gross Domestic Product (GDP) is estimated to be 4%. However, we expect Fed policy and interest rates to remain on hold for the first half of 2004. Expectations are that the Fed will be extremely patient, looking for signs of inflation. Since inflation is currently below the desired level, consensus speculation is that monetary policy no longer needs to be preemptive and that the Fed will need to see improvement in the labor sector and pricing power before tightening. With this in mind, we will continue to focus on the developing trends in both the U.S. and global economies as keys to further Fed action, and adjust our portfolio strategy accordingly.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde
Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                               2


            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                               3/1/96 - 12/31/03

                             AVERAGE ANNUAL RETURN

                        1 Year   5 Year   Life of Fund   Inception Date
        Fund            0.77%    3.33%       3.98%           3/1/96
        3 Month U.S.    1.07%    3.50%       4.10%
        Treasury Bill

[The following data was represented as a line chart in the printed material.]

                 Fund            3 Month U.S. Treasury Bill
03/01/1996      $10,000                   $10,000
12/31/1996      $10,418                   $10,435
12/31/1997      $10,959                   $10,983
12/31/1998      $11,523                   $11,537
12/31/1999      $12,079                   $12,084
12/31/2000      $12,809                   $12,804
12/31/2001      $13,286                   $13,327
12/31/2002      $13,473                   $13,554
12/31/2003      $13,576                   $13,700

TimesSquare VP Money Market Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The annualized yield for the seven days ended December 31, 2003 was 0.59%, and the Fund's average maturity was 40 days. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of the three month U. S. Treasury Bill, which does not reflect brokerage charges or other investment expenses. The principal value of the U. S. Treasury Bill is guaranteed by the full faith and credit of the United States.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Investments in Securities                     3
December 31, 2003

                                                           Principal          Value
                                                               (000)          (000)
-----------------------------------------------------------------------------------
ASSET BACKED SECURITY - 2.7%
Chase Manhattan Auto Owner Trust, 1.14%,
  4/10/04                                                 $    5,000       $  5,000
Honda Auto Receivables, 1.11%, 9/13/04                         5,378          5,378
                                                                           --------
                                                                             10,378
                                                                           --------
COMMERCIAL PAPER - 52.4%
Domestic - 42.8%
Abbott Laboratories, 1.00%, 1/6/04                            14,300         14,298
Bear Stearns Co., Inc., 1.04%, 1/12/04                        14,000         13,996
BellSouth Corp., 1.01%, 1/9/04                                12,624         12,621
Citicorp, 1.04%, 1/20/04                                       3,748          3,746
Gannett, Inc., 1.03%, 1/5/04                                  14,523         14,521
General Electric Capital Corp., 1.14%, 1/28/04 (a)             7,500          7,500
Gillette Co., 0.83%, 1/2/04                                    7,442          7,442
Goldman Sachs Group, Inc., 1.07%, 1/8/04                      11,513         11,511
International Business Machines Corp.,
  1.02%, 1/6/04                                                7,373          7,372
Merrill, Lynch & Co., Inc.,
  1.05%, 1/5/04                                                5,286          5,285
  1.05%, 1/7/04                                                8,925          8,923
Minnesota Mining & Mfg. Co., 1.05%, 1/12/04                   10,204         10,201
New York Times (The) Co., 1.05%, 1/2/04                        9,100          9,100
Morgan Stanley, Dean Witter, Discover & Co.,
  1.08%, 1/7/04                                               14,590         14,587
State Street Corp., 1.03%, 1/13/04                            14,433         14,428
Wells Fargo & Co., 1.10%, 1/14/04 (a)                          5,000          5,000
Windmill Funding Corp., 1.08%, 1/12/04                         4,355          4,354
                                                                           --------
                                                                            164,885
                                                                           --------
Foreign - 9.6%
Novartis Finance Corp., 1.05%, 1/2/04                         14,550         14,550
Shell Finance, 0.95%, 1/2/04                                  10,000         10,000
Toyota Motor Credit Corp., 1.07%, 12/23/04 (a)                12,500         12,509
                                                                           --------
                                                                             37,059
                                                                           --------
Total Commercial Paper                                                      201,944
                                                                           --------

                                                           Principal          Value
                                                               (000)          (000)
-----------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCIES (b) - 44.9%
Fannie Mae,
  1.32%, 1/9/04                                           $    2,500       $  2,499
  1.08%, 3/5/04                                                2,500          2,495
  1.08%, 4/2/04                                                4,000          3,989
  1.10%, 4/2/04                                                3,955          3,944
  1.01%, 5/27/04 (a)                                          12,500         12,497
  1.36%, 9/10/04                                               7,500          7,500
  1.29%, 10/18/04                                              7,500          7,500
  1.06%, 1/28/05 (a)                                          11,500         11,497
  1.05%, 10/7/05 (a)                                          20,000         19,996
Federal Farm Credit Bank,
  1.25%, 8/18/04                                               4,588          4,551
  1.05%, 3/24/05 (a)                                          15,000         14,998
  1.09%, 6/23/05 (a)                                           2,500          2,500
Federal Home Loan Bank,
  1.10%, 2/20/04 (a)                                           5,000          5,001
  1.07%, 3/24/04                                               5,104          5,091
  1.25%, 4/15/04                                               2,500          2,500
  1.08%, 4/19/04                                               3,114          3,104
  1.00%, 10/6/04 (a)                                          10,000         10,000
Freddie Mac,
  1.02%, 1/5/04                                                4,000          3,999
  1.02%, 1/8/04                                                7,937          7,935
  1.02%, 1/14/04                                              10,102         10,098
  1.08%, 1/15/04                                               5,334          5,332
  5.00%, 1/15/04                                               4,000          4,005
  1.29%, 1/29/04                                               2,000          1,998
  5.25%, 2/15/04                                               2,350          2,361
  1.28%, 3/25/04                                               2,500          2,492
  1.11%, 10/7/05 (a)                                           7,500          7,500
Sallie Mae,
  0.99%, 1/15/04 (a)                                           1,750          1,750
  4.75%, 4/23/04                                               5,500          5,558
                                                                           --------
                                                                            172,690
                                                                           --------
TOTAL INVESTMENTS IN SECURITIES - 100.0%
  (Total Cost - $385,012) (c)                                               385,012
Cash and Other Assets, Less Liabilities - 0.0%                                  104
                                                                           --------
NET ASSETS - 100.0%                                                        $385,116
                                                                           ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Investments in Securities                     4
December 31, 2003 (Continued)

--------------------------------------------------------------------------------
NOTES TO INVESTMENTS IN SECURITIES
(a)  Variable rate security. Rate is as of December 31, 2003.
(b)  Agency obligations are not guaranteed by the U.S. Government.
     Tax Information
(c) As of December 31, 2003, the cost for federal tax purposes on a tax basis is the same as on a book basis.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund

                                      Value         % of
Ten Largest Positions (Unaudited)     (000)      Net Assets
-----------------------------------------------------------
Fannie Mae                           $71,917        18.7%
Freddie Mac                           45,720        11.9
Federal Home Loan Bank                25,696         6.7
Federal Farm Credit Bank              22,049         5.7
Morgan Stanley, Dean Witter,
  Discover & Co.                      14,587         3.8
Novartis Finance Corp.                14,550         3.8
Gannett, Inc.                         14,521         3.8
State Street Corp.                    14,428         3.7
Abbott Laboratories                   14,298         3.7
Merrill, Lynch & Co., Inc.            14,208         3.7
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                               5

Statement of Assets and Liabilities
December 31, 2003
(In Thousands)

Assets:
Investments in securities at value                      $ 385,012
Interest receivable                                           387
Investment for Trustees' deferred compensation plan             1
                                                        ---------
    Total assets                                          385,400
                                                        ---------
Liabilities:
Investment advisory fees payable                              122
Cash overdraft                                                 47
Custodian fees payable                                         35
Administrative services fees payable                           32
Audit and legal fees payable                                   25
Insurance payable                                              12
Shareholder reports                                             5
Deferred Trustees' fees payable                                 1
Other accrued expenses                                          5
                                                        ---------
    Total liabilities                                         284
                                                        ---------
Net Assets                                              $ 385,116
                                                        =========
Components of Net Assets:
Paid in capital                                         $ 385,116
                                                        ---------
Net Assets                                              $ 385,116
                                                        =========
Shares Outstanding                                        385,114
                                                        =========
Net Asset Value and Redemption Price per Share          $    1.00
                                                        =========
Cost of Investments                                     $ 385,012
                                                        =========

Statement of Operations
For the Year Ended December 31, 2003
(In Thousands)

Investment Income:
Income:
  Interest                                                 $4,597
                                                           ------
Expenses:
  Investment advisory fees                    $1,320
  Administrative services fees                   155
  Custodian fees and expenses                    102
  Auditing and legal fees                         42
  Insurance expense                               13
  Trustees' fees                                   9
  Shareholder reports                              8
  Transfer agent fees                              6
  Other                                            3
                                              ------
  Total expenses                              $1,658
                                              ------
Net Investment Income                                       2,939
                                                           ------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from investments                           --
                                                           ------
Net Realized and Unrealized Gain on
  Investments                                                  --
                                                           ------
Net Increase in Net Assets Resulting From
  Operations                                               $2,939
                                                           ======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                               6

Statements of Changes in Net Assets
(In Thousands)

                                                    For the Year Ended
                                                       December 31,
                                                 ------------------------
                                                   2003            2002
                                                 --------        --------
Operations:
Net investment income                            $  2,939        $  4,356
Net realized gain on investments                       --               2
                                                 --------        --------
Net increase in net assets from operations          2,939           4,358
                                                 --------        --------
Dividends and Distributions:
From net investment income                         (2,872)         (4,423)
                                                 --------        --------
Total dividends and distributions                  (2,872)         (4,423)
                                                 --------        --------
Capital Share Transactions:
Net proceeds from sales of shares                 546,426         612,437
Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions                                 2,883           4,420
                                                 --------        --------
                                                  549,309         616,857
Cost of shares redeemed                          (529,819)       (468,538)
                                                 --------        --------
Net increase (decrease) in net assets from
  Fund share transactions                          19,490         148,319
                                                 --------        --------
Net Increase (Decrease) in Net Assets              19,557         148,254
Net Assets:
Beginning of period                               365,559         217,305
                                                 --------        --------
End of period                                    $385,116        $365,559
                                                 ========        ========

                                                    For the Year Ended
                                                       December 31,
                                                 ------------------------
                                                   2003            2002
                                                 --------        --------
Transactions in Capital Stock
Shares sold                                       546,426         612,437
Shares issued in reinvestment of dividends
  and distributions                                 2,883           4,420
                                                 --------        --------
                                                  549,309         616,857
Shares redeemed                                  (529,819)       (468,538)
                                                 --------        --------
Net increase (decrease) in shares
  outstanding                                      19,490         148,319
                                                 ========        ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                               7

Financial Highlights

-------------------------------------------------------------------------------------------------------------------
                                                               For the Year Ended December 31,
                                          -------------------------------------------------------------------------
                                               2003          2002        2001          2000             1999
                                          -------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period         $   1.00      $   1.00    $   1.00      $   1.00         $  1.00
Income from investment operations:
Net investment income (a)                        0.01          0.01        0.04          0.06            0.05
                                             --------      --------    --------      --------         -------
Total from investment operations                 0.01          0.01        0.04          0.06            0.05
                                             --------      --------    --------      --------         -------
Less dividends and distributions:
Dividends from net investment income            (0.01)        (0.01)      (0.04)        (0.06)          (0.05)
                                             --------      --------    --------      --------         -------
Total dividends and distributions               (0.01)        (0.01)      (0.04)        (0.06)          (0.05)
                                             --------      --------    --------      --------         -------
Net asset value, end of period               $   1.00      $   1.00    $   1.00      $   1.00         $  1.00
                                             ========      ========    ========      ========         ========
Total Return                                    0.77%         1.41%       3.73%         6.06%(b)        4.83%(b)
Ratios to Average Net Assets:
Gross expenses                                  0.44%         0.43%       0.48%         0.54%            0.64%
Fees and expenses waived by the Adviser         0.00%         0.00%       0.00%         0.04%            0.14%
Net expenses                                    0.44%         0.43%       0.48%         0.50%            0.50%
Net investment income                           0.78%         1.37%       3.53%         6.01%            4.72%
Net Assets, End of Period (000 omitted)      $385,116      $365,559    $217,305      $160,905         $31,345

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.
(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Notes To Financial Statements                 8

1. Significant Accounting Policies. TimesSquare VP Money Market Fund (the "Fund") is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The objective of the Fund is to provide as high a level of current income as is consistent with the preservation of capital and liquidity and the maintenance of a stable $1.00 per share net asset value by investing in short-term money market instruments. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- The Fund's investments are valued at amortized cost, which the Board of Trustees has determined constitutes fair value, and which, at December 31, 2003, approximated cost for federal income tax purposes.

B. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Interest income, which includes amortization of premium and accretion of discount, is recorded on the accrual basis. Securities gains and losses are recognized on the basis of identified cost.

C. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains, if any, to its shareholders. Therefore, no federal income or excise taxes on realized income have been accrued. Distributions reported in the Statement of Changes in Net Assets from net investment income, including short-term capital gains, and capital gains are treated as ordinary income and long-term capital gains, respectively, for federal income tax purposes.

D. Dividends and Distributions to Shareholders -- Dividends from net investment income are declared and reinvested daily. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. To the extent that such differences are permanent, a reclassification to paid-in capital may be required. For the year ended December 31, 2003 the total tax distributions were $2,882,607.

2. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.35% applied to the average daily net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.50% of average daily net assets until April 30, 2004, and thereafter, to the extent described in the Fund's then current prospectus. Effective May 1, 2002, TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund Notes To Financial Statements                 9
(Continued)

percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses the Fund's operating expenses. As of December 31, 2003, the Fund has no such liability.

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, other affiliated CIGNA Variable Products Group Funds may invest in the Fund. TimesSquare will waive the amount of its advisory fee for the affiliated Funds in an amount that offsets the amount of the advisory fees incurred in the TimesSquare VP Money Market Fund.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Trust's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $155,055.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

3. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to Trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

4. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest, without par value. Connecticut General Life Insurance Company, an indirect, wholly-owned subsidiary of CIGNA Corporation, TimesSquare VP Core Plus Bond Fund and TimesSquare VP S&P 500[RegTM] Index Fund are the shareholders of the Fund, with ownership of 90.6%, 2.7%, and 6.7%, respectively.

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                              10

Report of Independent Auditors

To the Trustees and Shareholders of TimesSquare VP Money Market Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP Money Market Fund (the "Fund") at December 31, 2003, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund                                              11
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Fund's Board of Trustees and officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                            Number of
Name,            Position         Length                                                    Portfolios in   Other
Address*         Held with        of Time         Principal Occupation(s) During            Fund Complex    Directorships
and Age          Fund             Served          Past 5 Years                              Overseen        Held by Trustee
-----------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.       Trustee          Trustee since   Vice President (Investor Relations,       14              --
Jones                             1995            Public Relations) and Treasurer,
59                                                Kaman Corporation (helicopters and
                                                  aircraft components, industrial
                                                  distribution)

Paul J.          Trustee          Trustee since   Special Advisor to Board of Directors,    14              Western
McDonald                          1995            Friendly Ice Cream Corporation                            Massachusetts
60                                                (family restaurants and dairy products)                   Electric Company

Marnie           Trustee          Trustee since   Diocesan Consultant, Episcopal            14              Boston Mutual
Wagstaff                          2003            Diocese of Connecticut; Previously,                       Life Insurance
Mueller                                           Visiting Professor of Health                              Company
64                                                Economics, Wesleyan University

Carol Ann        Trustee          Trustee since   Director and Chair of Audit               14              Reed & Barton
Hayes                             2003            Committee, Reed and Barton                                Corporation
59                                                Corporation

Affiliated Trustees and Fund Officers

Richard H.       Trustee,         Trustee and     Managing Director, CIGNA Retirement       14              Director of
Forde            Chairman of      Chairman        & Investment Services and                                 various
50               the Board and    since 2002,     TimesSquare Capital Management,                           subsidiaries of
                 President        President       Inc.                                                      CIGNA
                                  since 1998                                                                Corporation

David P. Marks   Trustee          Trustee since   Chief Investment Officer, CIGNA           14              Director of
57                                2003            Retirement & Investment Services                          various
                                                                                                            subsidiaries of
                                                                                                            CIGNA
                                                                                                            Corporation

Alfred A.        Vice President   Officer         CIGNA Funds Treasurer; Assistant Vice     14              --
Bingham III      and Treasurer    Since 1982      President, TimesSquare Capital
59                                                Management, Inc.

Jeffrey S.       Vice President   Officer         Senior Counsel,                           14              --
Winer            and Secretary    Since 1993      CIGNA Corporation
46

-----------------------------------------------------------------------------------------------------------------------------

* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103

--------------------------------------------------------------------------------
TimesSquare VP Money Market Fund is an open-end, diversified management investment company that invests in short-term money market instruments. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

                                                                     TIMESSQUARE
                                                             VP S&P 500(R) INDEX
                                                                            FUND

--------------------------------------------------------------------------------

                                                                   Annual Report
                                                               December 31, 2003

                                                                    [Logo] CIGNA

--------------------------------------------------------------------------------
                                                                               1

Dear Shareholders:

Our commentary for TimesSquare VP S&P 500[RegTM] Index Fund (the "Fund") covering the year ended December 31, 2003 follows.

Management's Discussion of Fund Performance

Economy

Economic touchstones which had provided hope of an improving recovery at the end of 2002 grew decidedly weaker over the first three months of the year. Financial markets closely followed the course of Operation Iraqi Freedom. Uncertainties were compounded by the deterioration of the western alliance and the realization that the U.S./U.K. "coalition of the willing" would have to act in defiance of France, Germany, Russia and the U.N. The promotion of a shock and awe campaign by coalition forces promising early resolution to the conflict left investors relieved when war finally commenced in mid-March. However, by the quarter's end, Turkey's broken promise to provide a northern access route to Iraq and the inflammatory nature of real-time network war coverage had instead generated expectations for a messy and prolonged engagement.

Financial markets received psychological boosts from a number of directions in the second quarter. U.S. and coalition forces achieved a decisive victory in Iraq and turned their attention to instituting a provisional civil authority to oversee the transition. President Bush declared an end to "major" hostilities, although a clean end to the conflict has been elusive. Congress passed the president's 2003 tax cut initiative. The SARS epidemic, which had been perceived as a world threat earlier in the year, received unprecedented international coordinated attention and was brought under control. In an unusual step, Federal Reserve (Fed) chairman Alan Greenspan acknowledged the threat of deflation, declared formal steps to guard against it, and suggested that the Fed would tolerate and even welcome moderate inflation.

The financial markets were subjected to mixed influences during the third quarter. The Fed on two separate occasions renewed its commitment to low interest rates in response to nine-year record unemployment levels. Investor confidence was rocked by both the de facto forced retirement of NYSE CEO Richard Grasso on compensation issues, and evidence of mutual fund industry improprieties regarding late trading, market timing and use of brokerage commissions. Increased estimated costs of the Iraqi reconstruction and the consequent domestic economic implications eroded presidential support despite news of the deaths of Saddam Hussein's sons. The Northeast economic region experienced an energy blackout of historic scope. Second quarter Gross Domestic Product (GDP) was determined to be 3.3%, surpassing expectations.

Economic growth accelerated in the fourth quarter, capping a year that confounded consensus views at the end of the previous year. Forecasts of double-dip recession, deflation, and a protracted period of uninspiring returns were laid waste by revised third quarter GDP figures of 8.2% and expectations of 4% full-year growth. Also influencing markets were record construction spending and a 20-year high in the ISM Purchasing Managers Index. Saddam Hussein finally was captured, the U.S. dollar hit record lows against the Euro and the country experienced fear of an outbreak of Mad Cow disease.

Equity Markets

Equity markets retreated, intermediate rates fell and the dollar weakened through mid-March, as the lack of U.N. resolve left questionable the U.S. course of action related to Iraq. These trends reversed dramatically during the first two weeks of engagement in anticipation of an early success,

--------------------------------------------------------------------------------
                                                                               2

and then reversed again during the final week of March on concerns of a longer U.S. presence in Iraq. By quarter's end, total return for the S&P 500[RegTM] Index was -3.15% (the Fund returned -3.22%).

In the second quarter, equity market participants, buoyed by improving confidence indicators and better-than-expected reported earnings announcements, drove stock indexes to their best quarterly return in three and a half years. AMG Data Services (an independent provider of mutual fund data) reported that investors, anticipating a second-half acceleration in earnings, poured nearly $33 billion into stock mutual funds in the second quarter. The S&P 500[RegTM] Index returned 15.40% for the period (the Fund returned 15.35%).

The average diversified U.S. stock fund returned 16.8% during the second quarter according to Lipper Analytics. Among large capitalization companies, value (+18.8%) outperformed growth (+12.17%), as measured by representative S&P/Barra indexes. The best-performing industries for the three months included employment services, computer & electronics, tobacco and utilities, which all returned more than 48%. Health care facilities, the principal loser, gave back 19%.

Equity markets traded in a range throughout most of July and August. An increase in jobless claims and low retail sales figures counteracted the impact of evidence of increased M&A (merger and acquisition) activity and a growing list of companies reporting earnings meeting optimistic expectations. The major indexes rose somewhat in late August and the first half of September as a result of strong sales reports from major retailers and an uneventful anniversary of the 9/11 tragedy, but retreated thereafter on concerns that excessive dollar weakness might cause foreign liquidation of U.S. stocks as well as Treasuries. Announced OPEC output cuts and a six-month low in consumer confidence posed additional setbacks to further growth. By September 30, returns to the S&P 500[RegTM] Index for the quarter had fallen to 2.65% (the Fund returned 2.54%). Continuing a trend, small cap (S&P SmallCap Index, 7.08%) and mid cap (S&P MidCap Index, 6.59%) stocks dominated their large capitalization counterparts. Among large cap companies, value (+2.54%) and growth (+2.75) produced somewhat comparable results, as measured by their respective S&P/Barra Indexes.

Equity markets had a strong start in October. Improvements in business capital spending, consumer confidence and payrolls, in addition to increased merger activity and better than expected reported operating earnings, produced a 5.6% return for the month. The market paused in November with renewed domestic terrorist threats, attacks on our forces in Iraq and fears of trade wars prompted by new U.S. quotas on Chinese textiles. A renewed pledge by the Fed to keep rates low until inflation, employment and capacity utilization rates rose, combined with Hussein's capture, lifted the S&P 500[RegTM] Index through the holidays to finish the quarter up 12.18% (the Fund returned 12.06% for the fourth quarter). Continuing a year-long trend, smaller capitalization segments outperformed the larger segments. The S&P Mid Cap Index was up 13.19% for the quarter and 35.62% for the year, while the S&P Small Cap Index generated returns of 14.78% and 38.79% for the corresponding periods. Among large capitalization companies, value (14.45% for the quarter, 31.79% for the year) beat growth (9.93% for the quarter, 25.66% for the year), based on S&P/Barra indexes. All ten S&P sectors were positive for the year, as were 90% of all companies in the Index -- a new record. Technology performed best (+47.2%) while Telecommunications was worst (+7.1%). As might be expected, the equal weighted Index beat the cap-weighted Index by 13% for the year.

--------------------------------------------------------------------------------
                                                                               3

Performance Summary

Returns for the year ended December 31, 2003 (which do not reflect expenses associated with variable products through which the Fund may be offered and which would have been lower if such expenses were reflected), were:

Fund                           28.27%
Lipper S&P 500 Funds Average   27.78
S&P 500[RegTM] Index           28.68

Outlook

Near term, we expect that the Fed's pledge to remain accommodative and the benefits of improved productivity will support additional, though less robust, increases in corporate earnings, allowing the market to move higher. We continue to believe that, as the year progresses, sustainability of market advances will be dependent on both the orderly retracing of the dollar (sufficient to produce improvements in the trade deficit) as well as continued improvement in business investment to generate job growth. World central banks probably will ensure the first, but evidence of pending job growth has thus far been lacking.

Sincerely,

/s/ Richard H. Forde

Richard H. Forde

Chairman of the Board and President
CIGNA Variable Products Group

--------------------------------------------------------------------------------
                                                                               4

--------------------------------------------------------------------------------

            GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT (Unaudited)
                              12/31/93 - 12/31/03

                             AVERAGE ANNUAL RETURN

                                1 Year   5 Year   10 Year
                Fund            28.27%   -0.91%   10.70%
                S&P 500 Index   28.68%   -0.57%   11.06%

[The following data was represented as a line chart in the printed material]

                Fund            S&P 500(R)Index
12/31/1993      $10,000             $10,000
12/31/1994      $10,067             $10,132
12/31/1995      $13,773             $13,940
12/31/1996      $16,869             $17,140
12/31/1997      $22,495             $22,859
12/31/1998      $28,930             $29,390
12/31/1999      $34,937             $35,574
12/31/2000      $31,663             $32,335
12/31/2001      $27,806             $28,493
12/31/2002      $21,547             $22,194
12/31/2003      $27,640             $28,561




TimesSquare VP S&P 500(R) Index Fund (the "Fund") performance figures are historical and reflect reinvestment of all dividends. The Fund's investment return and principal value will fluctuate so that an investor's shares, when sold may be worth more or less than their original cost. Past performance does not predict future performance. The Fund's return has been compared with the total return performance of S&P 500(R) Index. This index is a group of unmanaged securities widely regarded by investors to be representative of the stock market in general. An investment cannot be made in the index. Index results do not reflect brokerage changes or other investment expenses.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities             5
December 31, 2003

                                           Number of                Value
                                              Shares                (000)
-------------------------------------------------------------------------
COMMON STOCKS - 87.1%
General Electric Co.                         198,800             $  6,159
Microsoft Corp.                              214,100                5,896
Exxon Mobil Corp.                            130,824                5,364
Pfizer, Inc.                                 151,032                5,336
Citigroup, Inc.                              102,072                4,955
Wal-Mart Stores, Inc.                         85,700                4,546
Intel Corp.                                  129,300                4,163
American International Group                  51,684                3,426
Cisco Systems, Inc. (a)                      136,600                3,318
International Business Machine Corp.          34,100                3,160
Johnson & Johnson                             58,784                3,037
Procter & Gamble Co.                          25,700                2,567
Coca-Cola (The) Co.                           48,500                2,461
Bank of America Corp.                         29,418                2,366
Altria Group, Inc.                            40,200                2,188
Merck & Co., Inc.                             44,000                2,033
Wells Fargo & Co.                             33,460                1,970
Verizon Communications, Inc.                  54,626                1,916
ChevronTexaco Corp.                           21,134                1,826
Dell, Inc. (a)                                50,700                1,722
SBC Communications, Inc.                      65,494                1,707
United Parcel Service, Inc., Class B          22,300                1,662
Time Warner, Inc. (a)                         89,400                1,608
Home Depot, Inc.                              45,050                1,599
PepsiCo., Inc.                                33,960                1,583
Amgen, Inc. (a)                               25,568                1,580
Eli Lilly & Co.                               22,200                1,561
Viacom, Inc., Class B                         34,633                1,537
Morgan (J.P.) Chase & Co.                     40,306                1,480
Comcast Corp., Class A (a)                    44,662                1,468
Fannie Mae                                    19,200                1,441
Abbott Laboratories                           30,900                1,440
Hewlett-Packard Co.                           60,424                1,388
Oracle Corp. (a)                             103,672                1,368
3M Co.                                        15,500                1,318
Morgan Stanley Dean Witter & Co.              21,440                1,241
American Express Co.                          25,500                1,230
Wachovia Corp.                                26,228                1,222

                                           Number of                Value
                                              Shares                (000)
-------------------------------------------------------------------------
Medtronic, Inc.                               24,000             $  1,167
US Bancorp                                    38,151                1,136
Wyeth                                         26,400                1,121
Bristol-Myers Squibb Co.                      38,400                1,098
Merrill Lynch & Co., Inc.                     18,700                1,097
Tyco International Ltd.                       39,565                1,048
BellSouth Corp.                               36,600                1,036
Bank One Corp.                                22,119                1,008
Texas Instruments, Inc.                       34,200                1,005
Disney (Walt) Co.                             40,400                  943
Goldman Sachs Group, Inc.                      9,400                  928
Fleet Boston Financial Corp.                  20,887                  912
du Pont (E.I.) de Nemours & Co.               19,678                  903
ConocoPhillips                                13,468                  883
United Technologies Corp.                      9,300                  881
Lowe's Companies, Inc.                        15,500                  859
Qualcomm, Inc.                                15,800                  852
Anheuser-Busch Cos., Inc.                     16,100                  848
eBay, Inc. (a)                                12,800                  827
Freddie Mac                                   13,800                  805
Dow (The) Chemical Co.                        18,210                  757
Applied Materials, Inc. (a)                   32,900                  739
Walgreen Co.                                  20,300                  739
Gillette (The), Co.                           20,000                  735
Washington Mutual, Inc.                       17,807                  714
Boeing (The) Co.                              16,576                  699
Target Corp.                                  18,000                  691
UnitedHealth Group, Inc.                      11,600                  675
Fifth Third Bancorp                           11,258                  665
Alcoa, Inc.                                   17,168                  652
Motorola, Inc.                                46,091                  649
Schlumberger Ltd.                             11,600                  635
MBNA Corp.                                    25,252                  628
McDonald's Corp.                              25,200                  626
EMC Corp. (a)                                 47,524                  614
Nextel Communications, Inc., Class A (a)      21,800                  612
Allstate (The) Corp.                          13,896                  598
Boston Scientific Corp. (a)                   16,200                  596
Kimberly-Clark Corp.                          10,032                  593


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities             6
December 31, 2003 (Continued)

                                          Number of                 Value
                                             Shares                 (000)
-------------------------------------------------------------------------
General Motors Corp.                         11,100              $    593
First Data Corp.                             14,400                   592
Yahoo, Inc. (a)                              13,000                   587
Ford Motor Co.                               36,297                   581
Caterpillar, Inc.                             6,900                   573
Honeywell International, Inc.                16,987                   568
Clear Channel Communications, Inc.           12,100                   567
Exelon Corp.                                  8,325                   552
Emerson Electric Co.                          8,300                   537
Colgate-Palmolive Co.                        10,700                   536
Cardinal Health, Inc.                         8,575                   524
Illinois Tool Works, Inc.                     6,100                   512
MetLife, Inc.                                15,100                   508
Schering-Plough Corp.                        29,000                   504
Bank (The) of New York Co., Inc.             15,200                   503
Marsh & McLennan Cos., Inc.                  10,500                   503
Carnival Corp.                               12,500                   497
Gannett Co., Inc.                             5,400                   481
Sysco Corp.                                  12,900                   480
Automatic Data Processing                    11,800                   467
Lockheed Martin Corp.                         8,960                   461
Cendant Corp. (a)                            20,104                   448
Prudential Financial, Inc.                   10,700                   447
Forest Laboratories, Inc. (a)                 7,200                   445
Southern (The) Co.                           14,400                   436
AT&T Wireless Services, Inc. (a)             53,439                   427
HCA, Inc.                                     9,900                   425
BB&T Corp.                                   10,800                   417
Lehman Brothers Holdings, Inc.                5,380                   415
Newmont Mining Corp.                          8,535                   415
National City Corp.                          12,100                   411
Gap (The), Inc.                              17,662                   410
Dominion Resources, Inc.                      6,399                   408
International Paper Co.                       9,451                   407
SunTrust Banks, Inc.                          5,600                   400
FedEx Corp.                                   5,900                   398
Baxter International, Inc.                   12,100                   369
Aflac, Inc.                                  10,200                   369
Guidant Corp.                                 6,100                   367

                                          Number of                 Value
                                             Shares                 (000)
-------------------------------------------------------------------------
Duke Energy Corp.                            17,924              $    367
Progressive (The) Corp.                       4,300                   359
Nike, Inc., Class B                           5,200                   356
General Dynamics Corp.                        3,900                   353
Northrop Grumman Corp.                        3,639                   348
Union Pacific Corp.                           5,000                   347
State Street Corp.                            6,600                   344
Waste Management, Inc.                       11,532                   341
SLM Corp.                                     9,000                   339
Zimmer Holdings, Inc. (a)                     4,780                   337
Sara Lee Corp.                               15,500                   337
Travelers Property Casualty Co., Class B     19,796                   336
General Mills, Inc.                           7,400                   335
Costco Wholesale Corp. (a)                    9,000                   335
Best Buy Co., Inc.                            6,400                   334
Omnicom Group                                 3,800                   332
Stryker Corp.                                 3,900                   332
Hartford Financial Services Group             5,600                   331
Analog Devices, Inc.                          7,200                   329
Maxim Integrated Products                     6,500                   324
Occidental Petroleum Corp.                    7,600                   321
Tribune Co.                                   6,200                   320
Avon Products, Inc.                           4,700                   317
AT&T Corp.                                   15,585                   316
Schwab, (The) Charles Corp.                  26,625                   315
Veritas Software Corp. (a)                    8,400                   312
Computer Associates International, Inc.      11,412                   312
Golden West Financial Corp.                   3,000                   310
Kellogg Co.                                   8,100                   308
Deere & Co.                                   4,700                   306
Kohl's Corp. (a)                              6,700                   301
PNC Financial Services Group, Inc.            5,500                   301
Entergy Corp.                                 5,200                   297
Sprint Corp. (FON Group)                     17,900                   294
WellPoint Health Networks (a)                 3,000                   291
Sun Microsystems, Inc. (a)                   64,700                   291
Alltel Corp.                                  6,200                   289
Harley-Davidson, Inc.                         6,000                   285
Capital One Financial Corp.                   4,600                   282


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities             7
December 31, 2003 (Continued)

                                             Number of                 Value
                                                Shares                 (000)
----------------------------------------------------------------------------
Electronic Arts, Inc. (a)                        5,900              $    282
CVS Corp.                                        7,800                   282
ConAgra Foods, Inc.                             10,600                   280
Mellon Financial Corp.                           8,600                   276
Kroger Co. (a)                                  14,900                   276
Paychex, Inc.                                    7,400                   275
Danaher Corp.                                    3,000                   275
Weyerhaeuser Co.                                 4,300                   275
Corning, Inc. (a)                               26,300                   274
Countrywide Financial Corp.                      3,600                   273
Agilent Technologies, Inc. (a)                   9,328                   273
Staples, Inc. (a)                                9,750                   266
McGraw-Hill (The) Cos., Inc.                     3,800                   266
Devon Energy Corp.                               4,600                   263
Linear Technology Corp.                          6,200                   261
Franklin Resources, Inc.                         5,000                   260
Xilinx, Inc. (a)                                 6,700                   260
Apache Corp.                                     3,161                   256
Masco Corp.                                      9,300                   255
Starbucks Corp. (a)                              7,700                   255
Univision Communications, Inc., Class A (a)      6,400                   254
Wrigley (Wm.) Jr. Co.                            4,500                   253
Chubb Corp.                                      3,700                   252
Anadarko Petroleum Corp.                         4,933                   252
Bed Bath & Beyond, Inc. (a)                      5,800                   251
Heinz (H.J) Co.                                  6,900                   251
Southwest Airlines Co.                          15,487                   250
Keycorp                                          8,416                   247
Raytheon Co.                                     8,200                   246
Praxair, Inc.                                    6,400                   244
International Game Technology                    6,800                   243
Burlington Northern Santa Fe Corp.               7,467                   242
Apollo Group, Inc., Class A (a)                  3,500                   238
Air Products & Chemicals, Inc.                   4,500                   238
Biogen Idec, Inc. (a)                            6,435                   237
FPL Group, Inc.                                  3,600                   236
American Electric Power Co., Inc.                7,700                   235
Lucent Technologies, Inc. (a)                   82,436                   234
Electronic Data Systems Corp.                    9,500                   233

                                             Number of                 Value
                                                Shares                 (000)
----------------------------------------------------------------------------
Ingersoll-Rand Co., Class A                      3,400              $    231
FirstEnergy Corp.                                6,500                   229
ACE Ltd.                                         5,500                   228
Sears Roebuck and Co.                            5,000                   227
Equity Office Properties Trust                   7,900                   226
PG&E Corp. (a)                                   8,100                   225
Halliburton Co.                                  8,600                   224
Kla-Tencor Corp. (a)                             3,800                   223
TJX Cos., Inc.                                  10,100                   223
PPG Industries, Inc.                             3,400                   218
Progress Energy, Inc.                            4,800                   217
Genzyme Corp. (General Division) (a)             4,400                   217
Campbell Soup Co.                                8,100                   217
Xerox Corp. (a)                                 15,700                   217
Burlington Resources, Inc.                       3,910                   217
SouthTrust Corp.                                 6,600                   216
Baker Hughes, Inc.                               6,690                   215
John Hancock Financial Services                  5,700                   214
Marriott International, Inc., Class A            4,600                   213
Chiron Corp. (a)                                 3,700                   211
Becton Dickinson & Co.                           5,100                   210
XL Capital Ltd., Class A                         2,700                   209
Johnson Controls, Inc.                           1,800                   209
St. Jude Medical, Inc. (a)                       3,400                   209
Principal Financial Group                        6,300                   208
Symantec Corp. (a)                               6,000                   208
Fortune Brands, Inc.                             2,900                   207
Intuit, Inc. (a)                                 3,900                   206
Public Service Enterprise Group                  4,700                   206
Aetna, Inc.                                      3,042                   206
Northern Trust Corp.                             4,400                   204
Clorox Co.                                       4,200                   204
Anthem, Inc. (a)                                 2,700                   203
Yum! Brands, Inc. (a)                            5,880                   202
Marathon Oil Corp.                               6,100                   202
Broadcom Corp., Class A (a)                      5,900                   201
Hershey Foods Corp.                              2,600                   200
Allergan, Inc.                                   2,600                   200
Paccar, Inc.                                     2,325                   197


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities             8
December 31, 2003 (Continued)

                                           Number of                 Value
                                              Shares                 (000)
--------------------------------------------------------------------------
Lexmark International, Inc., Class A (a)       2,500              $    197
Archer-Daniels-Midland Co.                    12,887                   196
Coca-Cola Enterprises, Inc.                    8,900                   195
Block (H&R), Inc.                              3,500                   194
Comerica, Inc.                                 3,450                   193
Pitney Bowes, Inc.                             4,700                   191
Safeway, Inc. (a)                              8,700                   191
Consolidated Edison, Inc.                      4,400                   189
Unocal Corp.                                   5,100                   188
Rohm & Haas Co.                                4,385                   187
Limited Brands, Inc.                          10,300                   186
Biomet, Inc.                                   5,100                   186
McKesson Corp.                                 5,723                   184
Loews Corp.                                    3,700                   183
Medco Health Solutions, Inc. (a)               5,366                   182
Norfolk Southern Corp.                         7,700                   182
Moody's Corp.                                  3,000                   182
Adobe Systems, Inc.                            4,600                   181
Simon Property Group, Inc.                     3,800                   176
St. Paul Companies                             4,432                   176
Synovus Financial Corp.                        6,050                   175
AmSouth Bancorp                                7,100                   174
Marshall & Ilsley Corp.                        4,500                   172
MBIA, Inc.                                     2,900                   172
Cintas Corp.                                   3,400                   170
Altera Corp. (a)                               7,500                   170
Federated Department Stores                    3,600                   170
PeopleSoft, Inc. (a)                           7,430                   169
Mattel, Inc.                                   8,645                   167
Albertson's, Inc.                              7,313                   166
May (The) Department Stores Co.                5,650                   164
Regions Financial Corp.                        4,400                   164
Computer Sciences Corp. (a)                    3,700                   164
Eaton Corp.                                    1,500                   162
CIGNA Corp. (b)                                2,800                   161
Micron Technology, Inc. (a)                   11,900                   160
Equity Residential                             5,400                   159
Dover Corp.                                    4,000                   159
Charter One Financial, Inc.                    4,524                   156

                                           Number of                 Value
                                              Shares                 (000)
--------------------------------------------------------------------------
Sungard Data Systems, Inc. (a)                 5,600              $    155
Textron, Inc.                                  2,700                   154
Bear Stearns (The) Cos., Inc.                  1,925                   154
Quest Diagnostics (a)                          2,100                   154
Autozone, Inc. (a)                             1,800                   153
PPL Corp.                                      3,500                   153
TXU Corp.                                      6,400                   152
Apple Computer, Inc. (a)                       7,100                   152
Freeport-McMoRan Copper & Gold, Class B        3,600                   152
Qwest Communications International (a)        35,001                   151
CSX Corp.                                      4,200                   151
Georgia-Pacific Corp.                          4,916                   151
Transocean, Inc. (a)                           6,271                   151
Fiserv, Inc. (a)                               3,800                   150
Tenet Healthcare Corp. (a)                     9,350                   150
AMBAC Financial Group, Inc.                    2,150                   149
Eastman Kodak Co.                              5,800                   149
Monsanto Co.                                   5,135                   148
Ameren Corp.                                   3,200                   147
AON Corp.                                      6,125                   147
New York Times Co., Class A                    3,000                   143
Jefferson-Pilot Corp.                          2,812                   142
Ecolab, Inc.                                   5,200                   142
National Semiconductor Corp. (a)               3,600                   142
Kinder Morgan, Inc.                            2,400                   142
Lincoln National Corp.                         3,500                   141
American Standard Cos., Inc. (a)               1,400                   141
Edison International                           6,400                   140
Starwood Hotels & Resorts Worldwide, Inc.      3,900                   140
Network Appliance, Inc. (a)                    6,800                   140
Penney (J.C.) Co., Inc.                        5,300                   139
Parker Hannifin Corp.                          2,325                   138
Phelps Dodge Corp. (a)                         1,816                   138
Dollar General Corp.                           6,547                   137
Cinergy Corp.                                  3,520                   137
Concord EFS, Inc. (a)                          9,200                   137
Siebel Systems, Inc. (a)                       9,800                   136
Cincinnati Financial Corp.                     3,200                   134
Sempra Energy                                  4,454                   134


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities             9
December 31, 2003 (Continued)

                                       Number of                 Value
                                          Shares                 (000)
----------------------------------------------------------------------
ITT Industries, Inc.                       1,800              $    134
Xcel Energy, Inc.                          7,820                   133
Rockwell Automation, Inc.                  3,700                   132
Molex, Inc.                                3,775                   132
Sanmina-SCI Corp. (a)                     10,400                   131
Tiffany & Co.                              2,900                   131
DTE Energy Co.                             3,300                   130
Constellation Energy Group, Inc.           3,300                   129
Centex Corp.                               1,200                   129
Pepsi Bottling Group, Inc.                 5,300                   128
Interpublic Group Cos., Inc. (a)           8,200                   128
Medimmune, Inc. (a)                        5,000                   127
Hilton Hotels Corp.                        7,400                   127
Novellus Systems, Inc. (a)                 3,000                   126
Knight-Ridder, Inc.                        1,600                   124
AmerisourceBergen Corp.                    2,200                   124
Avery Dennison Corp.                       2,200                   123
Family Dollar Stores                       3,400                   122
North Fork Bancorporation, Inc.            3,000                   121
Newell Rubbermaid, Inc.                    5,307                   121
Nabors Industries Ltd. (a)                 2,900                   120
IMS Health, Inc.                           4,800                   119
MeadWestvaco Corp.                         3,976                   118
Union Planters Corp.                       3,750                   118
UST, Inc.                                  3,300                   118
Prologis                                   3,600                   116
Sprint Corp. (PCS Group) (a)              20,500                   115
AES (The) Corp. (a)                       12,200                   115
Genuine Parts Co.                          3,450                   115
NiSource, Inc.                             5,200                   114
KeySpan Corp.                              3,100                   114
MGIC Investment Corp.                      2,000                   114
T. Price Rowe Group, Inc.                  2,400                   114
Health Management Associates, Class A      4,700                   113
Plum Creek Timber Co., Inc.                3,700                   113
Delphi Corp.                              11,026                   113
Pulte Homes, Inc.                          1,200                   112
Brown-Forman Corp., Class B                1,200                   112
Harrah's Entertainment, Inc.               2,250                   112

                                       Number of                 Value
                                          Shares                 (000)
----------------------------------------------------------------------
BJ Services Co. (a)                        3,100              $    111
Zions Bancorporation                       1,800                   110
Jabil Circuit, Inc. (a)                    3,900                   110
First Tennessee National Corp.             2,500                   110
Rockwell Collins, Inc.                     3,600                   108
Express Scripts, Inc. (a)                  1,600                   106
EOG Resources, Inc.                        2,300                   106
Safeco Corp.                               2,700                   105
Torchmark Corp.                            2,300                   105
Cooper Industries Ltd., Class A            1,800                   104
Sherwin-Williams (The) Co.                 3,000                   104
Avaya, Inc. (a)                            8,028                   104
Huntington Bancshares, Inc.                4,566                   103
JDS Uniphase Corp. (a)                    28,000                   102
Office Depot, Inc. (a)                     6,100                   102
Whirlpool Corp.                            1,400                   102
Advanced Micro Devices, Inc. (a)           6,800                   101
Williams Cos., Inc.                       10,200                   100
Autonation, Inc. (a)                       5,400                    99
Reynolds (RJ) Tobacco Holdings, Inc.       1,700                    99
RadioShack Corp.                           3,200                    98
Teradyne, Inc. (a)                         3,800                    97
Noble Corp. (a)                            2,700                    97
Watson Pharmaceuticals, Inc. (a)           2,100                    97
Solectron Corp. (a)                       16,300                    96
Amerada Hess Corp.                         1,800                    96
American Power Conversion                  3,900                    95
Vulcan Materials Co.                       2,000                    95
VF Corp.                                   2,200                    95
Unisys Corp. (a)                           6,400                    95
EL Paso Corp.                             11,543                    95
CenturyTel, Inc.                           2,850                    93
QLogic Corp. (a)                           1,800                    93
Nordstrom, Inc.                            2,700                    93
UnumProvident Corp.                        5,725                    90
Wendy's International, Inc.                2,300                    90
Kerr-McGee Corp.                           1,938                    90
Sealed Air Corp. (a)                       1,661                    90
Jones Apparel Group Inc.                   2,500                    88


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities            10
December 31, 2003 (Continued)

                                           Number of           Value
                                              Shares           (000)
--------------------------------------------------------------------
Allied Waste Industries, Inc. (a)              6,300        $     87
Applera Corp. (Applied Biosystem)              4,200              87
BMC Software, Inc. (a)                         4,600              86
Grainger (W.W.), Inc.                          1,800              85
Leggett & Platt, Inc.                          3,900              84
McCormick & Co., Inc.                          2,800              84
Nucor Corp.                                    1,500              84
Thermo Electron Corp. (a)                      3,300              83
Mercury Interactive Corp. (a)                  1,700              83
Scientific-Atlanta, Inc.                       3,000              82
Robert Half International, Inc. (a)            3,500              82
Bard (C.R.), Inc.                              1,000              81
Sigma-Aldrich Corp.                            1,400              80
Dow Jones & Co., Inc.                          1,600              80
Waters Corp. (a)                               2,400              80
Black & Decker Corp.                           1,600              79
Janus Capital Group, Inc.                      4,800              79
Sunoco, Inc.                                   1,500              77
Engelhard Corp.                                2,550              76
Symbol Technologies, Inc.                      4,500              76
Novell, Inc. (a)                               7,200              76
Alberto-Culver Co., Class B                    1,200              76
Humana, Inc. (a)                               3,300              75
Liz Claiborne, Inc.                            2,100              74
Nvidia Corp. (a)                               3,200              74
Supervalu, Inc.                                2,600              74
Pactiv Corp. (a)                               3,100              74
NCR Corp. (a)                                  1,900              74
King Pharmaceuticals, Inc. (a)                 4,766              73
Pinnacle West Capital Corp.                    1,800              72
Hasbro, Inc.                                   3,375              72
Darden Restaurants, Inc.                       3,350              70
United States Steel Corp.                      2,000              70
Citrix Systems, Inc. (a)                       3,300              70
Citizens Communications Co. (a)                5,600              70
Temple-Inland, Inc.                            1,100              69
Equifax, Inc.                                  2,800              69
Goodrich Corp.                                 2,300              68
Tellabs, Inc. (a)                              8,100              68

                                           Number of           Value
                                              Shares           (000)
--------------------------------------------------------------------
Navistar International Corp. (a)               1,400        $     67
PMC-Sierra, Inc. (a)                           3,300              66
International Flavors & Fragrances, Inc.       1,900              66
Providian Financial Corp. (a)                  5,700              66
Donnelley (RR) & Sons Co.                      2,200              66
Apartment Investment & Mgt. Co., Class A       1,900              66
Ball Corp.                                     1,100              66
KB Home                                          900              65
Comverse Technology, Inc. (a)                  3,700              65
LSI Logic Corp. (a)                            7,300              65
Federated Investors, Inc., Class B             2,200              65
Pall Corp.                                     2,400              64
Stanley (The) Works                            1,700              64
Fluor Corp.                                    1,600              63
Manor Care, Inc.                               1,800              62
CIENA Corp. (a)                                9,300              62
Ashland, Inc.                                  1,400              62
Sabre Holdings Corp., Class A                  2,840              61
Eastman Chemical Co.                           1,500              59
Centerpoint Energy, Inc.                       6,107              59
Brunswick Corp.                                1,800              57
Bausch & Lomb, Inc.                            1,100              57
Tektronix, Inc.                                1,800              57
Autodesk, Inc.                                 2,300              57
Boise Cascade Corp.                            1,700              56
Dana Corp.                                     2,943              54
Toys R US, Inc. (a)                            4,200              53
TECO Energy, Inc.                              3,500              50
Bemis Co.                                      1,000              50
Convergys Corp. (a)                            2,800              49
Meredith Corp.                                 1,000              49
Monster Worldwide, Inc. (a)                    2,200              48
Reebok International Ltd.                      1,200              47
ADC Telecommunications, Inc. (a)              15,700              47
PerkinElmer, Inc.                              2,700              46
Carmax, Inc. (a)                               1,475              46
Compuware Corp. (a)                            7,400              45
Rowan Cos., Inc. (a)                           1,900              44
Millipore Corp. (a)                            1,000              43


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities            11
December 31, 2003 (Continued)

                                                Number of        Value
                                                   Shares        (000)
----------------------------------------------------------------------
Maytag Corp.                                        1,500     $     42
Circuit City Stores, Inc.                           4,100           42
Deluxe Corp.                                        1,000           41
Ryder System, Inc.                                  1,200           41
Coors (Adolph) Co., Class B                           700           39
Cummins, Inc.                                         800           39
Reliant Resources, Inc. (a)                         5,210           38
Louisiana-Pacific Corp. (a)                         2,100           38
Snap-On, Inc.                                       1,150           37
Calpine Corp. (a)                                   7,700           37
Crane Co.                                           1,200           37
Applied Micro Circuits Corp. (a)                    5,900           35
Andrew Corp. (a)                                    2,993           34
Dynegy, Inc., Class A (a)                           7,800           33
Big Lots, Inc. (a)                                  2,300           33
Cooper Tire & Rubber Co.                            1,500           32
Del Monte Foods Co. (a)                             3,081           32
Allegheny Energy, Inc. (a)                          2,500           32
Worthington Industries                              1,700           31
Nicor, Inc.                                           900           31
Gateway, Inc. (a)                                   6,400           29
Peoples Energy Corp.                                  700           29
American Greetings Corp., Class A (a)               1,300           28
Delta Air Lines, Inc. (a)                           2,400           28
Dillard's, Inc., Class A                            1,700           28
Winn-Dixie Stores, Inc.                             2,800           28
Thomas & Betts Corp. (a)                            1,200           27
Great Lakes Chemical Corp.                          1,000           27
Hercules, Inc. (a)                                  2,200           27
Visteon Corp.                                       2,551           27
Smucker (J.M.) Co.                                    578           26
CMS Energy Corp. (a)                                3,000           26
Goodyear (The) Tire & Rubber Co. (a)                3,200           25
Allegheny Technologies, Inc.                        1,770           23
Parametric Technology Corp. (a)                     5,800           23
Tupperware Corp.                                    1,200           21
Power-One, Inc. (a)                                 1,900           21
Advanced Medical Optics, Inc. (a)                     644           13
Texas Genco Holdings, Inc.                            300           10

                                                Number of         Value
                                                   Shares         (000)
-----------------------------------------------------------------------
EnPro Industries, Inc. (a)                            460      $      6
Hudson Highland Group, Inc. (a)                       165             4
Mirant Corp. (a)                                    7,960             3
Agere Systems, Inc., Class A (a)                      823             2
Cavco Industries, Inc. (a)                             60             1
Unilever NV                                             1            --
Kadant, Inc. (a)                                        1            --
WorldCom, Inc. (MCI Group) (a)                         12            --
WorldCom, Inc. (WorldCom Group) (a)                     1            --
                                                               -------
Total Common Stocks
  (Cost - $191,729)                                             203,871
                                                               --------
SHORT-TERM OBLIGATIONS - 12.2%
Money Market Fund - 11.0%
TimesSquare VP Money Market Fund (c)           25,800,000        25,800
                                                               --------

                                                Principal
                                                    (000)
                                               ----------
U.S. Government - 1.2%
U.S. Treasury Bills,
  0.98%, 1/29/04 (d)                               $  375           375
  0.97%, 4/1/04 (d)                                 1,500         1,496
  0.95%, 5/13/04 (d)                                1,000           997
                                                               --------
                                                                  2,868
                                                               --------
Total Short-Term Obligations
  (Cost - $28,668)                                               28,668
                                                               --------
TOTAL INVESTMENTS IN SECURITIES - 99.3%
  (Total Cost - $220,397) (e)                                   232,539
Cash and Other Assets Less Liabilities - 0.7%                     1,550
                                                               --------
NET ASSETS - 100.0%                                            $234,089
                                                               ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Investments in Securities            12
December 31, 2003 (Continued)

--------------------------------------------------------------------------------

NOTES TO INVESTMENTS IN SECURITIES
(a)  Non-income producing securities.
(b) TimesSquare Capital Management, Inc., the fund's Investment Advisor, is an indirect wholly owned subsidiary of CIGNA Corp.
(c) TimesSquare Capital Management, Inc., the fund's investment adviser, is also adviser to the TimesSquare VP Money Market Fund.
(d)  This security, or a portion thereof, was pledged as collateral for Stock
     Index Futures Contracts. At December 31, 2003, the Fund was long 81 S&P
     500[RegTM] Futures Contracts expiring in March 2004. Unrealized gains amounted to $543,713. Underlying face value was $21,945,937 and underlying market value was $22,489,650.
     Tax Information

(e) At December 31, 2003, the net unrealized appreciation of investments, based on cost for federal income tax purposes of $221,280,923, was as follows:

     Aggregate gross unrealized appreciation for all
     investments in which there was an excess of value
     over tax cost                                                           $40,962,052

     Aggregate gross unrealized depreciation for all
     investments in which there was an excess of tax cost
     over value                                                              (29,704,039)
                                                                             -----------
     Unrealized appreciation - net                                           $11,258,013
                                                                             ===========
(f)  As of December 31, 2003, the components of
     distributable earnings (excluding unrealized
     appreciation/(depreciation) disclosed above) on a tax
     basis consisted of the following:

     Undistributed ordinary income                                           $   923,062
     Undistributed capital gains                                             $ 1,316,339

--------------------------------------------------------------------------------
TimesSquare Variable Products S&P 500[RegTM] Index Fund

                                            Market     % of
                                             Value     Net
Ten Largest Positions (Unaudited)            (000)    Assets
-------------------------------------------------------------
General Electric Co.                        $6,159     2.6%
Microsoft Corp.                              5,896     2.5
Exxon Mobil Corp.                            5,364     2.3
Pfizer, Inc.                                 5,336     2.3
Citigroup, Inc.                              4,955     2.1
Wal-Mart Stores, Inc.                        4,546     1.9
Intel Corp.                                  4,163     1.8
American International Group                 3,426     1.5
Cisco Systems, Inc.                          3,318     1.4
International Business Machine Corp.         3,160     1.3
--------------------------------------------------------------------------------


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund                                      13

Statement of Assets and Liabilities
December 31, 2003
(In Thousands)

Assets:
Investments in securities at value                               $232,539
Cash                                                                    1
Receivable for Fund shares sold                                      1638
Receivable for investments sold                                       601
Interest and dividends receivable, net of withholding taxes           275
Investment for Trustees' deferred compensation plan                   130
Futures variation margin receivable                                    59
                                                                 --------
    Total assets                                                  235,243
                                                                 --------
Liabilities:
Payable for investments purchased                                     687
Payable for Fund shares redeemed                                      182
Deferred Trustees' fees payable                                       130
Custodian fees payable                                                 54
Insurance expenses payable                                             21
Audit and legal fees payable                                           28
Administrative services fees payable                                   18
Advisory fees payable                                                  17
Shareholder reports payable                                            15
Other accrued expenses                                                  2
                                                                 --------
    Total liabilities                                               1,154
                                                                 --------
Net Assets                                                       $234,089
                                                                 ========
Components of Net Assets:
Paid in capital                                                  $220,660
Undistributed net investment income                                   871
Accumulated net realized loss                                        (128)
Net unrealized appreciation of investments and futures             12,686
                                                                 --------
Net Assets                                                       $234,089
                                                                 ========
Shares Outstanding                                                 14,786
                                                                 ========
Net Asset Value and Redemption Price per Share                   $  15.83
                                                                 ========
Cost of Investments                                              $220,397
                                                                 ========

Statement of Operations
For the Year Ended December 31, 2003
(In Thousands)

Investment Income:
Income:
  Dividends                                                 $ 3,383
  Interest                                                       26
                                                            -------
                                                              3,409
                                                            -------
Expenses:
  Investment advisory fees                      $422
  Custodian fees and expenses                    159
  Administrative services fees                    88
  Auditing and legal fees                         43
  Insurance expenses                              22
  Shareholder reports                             16
  Trustees' fees                                   5
  Other                                            8
                                                ----
    Total expenses                               763
    Less expenses waived by Adviser             (252)
                                                ----
  Net expenses                                   511
                                                ----
Net Investment Income                                         2,898
                                                            -------
Realized and Unrealized Gain on
  Investments:
  Net realized gain from:
    Futures contracts                                         4,844
    Investments                                                 454
                                                            -------
                                                              5,298
                                                            -------
  Net change in unrealized appreciation of:
    Futures contracts                                           953
    Investments                                              42,127
                                                            -------
                                                             43,080
                                                            -------
Net Realized and Unrealized Gain on
  Investments                                                48,378
                                                            -------
Net Increase in Net Assets Resulting from
  Operations                                                $51,276
                                                            =======


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund                                      14

Statements of Changes in Net Assets
(In Thousands)

                                               For the Year Ended
                                                  December 31,
                                              ---------------------
                                                2003         2002
                                              ---------------------
Operations:
Net investment income                         $  2,898     $  3,172
Net realized gain on investments                 5,298       14,399
Net unrealized appreciation (depreciation)
  on investments                                43,080      (76,909)
                                              --------     --------
Net increase (decrease) in net assets from
  operations                                    51,276      (59,338)
                                              --------     --------
Dividends and Distributions:
From net investment income                      (4,276)      (3,122)
From net realized gain                          (2,574)      (6,528)
                                              --------     --------
Total dividends and distributions               (6,850)      (9,650)
                                              --------     --------
Capital Share Transactions:
Net proceeds from shares sold                   66,928       70,188
Net asset value of shares issued to
  shareholders in reinvestment of dividends
  and distributions                              6,850        9,650
                                              --------     --------
                                                73,778       79,838
Cost of shares redeemed                        (71,408)    (126,359)
                                              --------     --------
Net increase (decrease) in net assets from
  Fund share transactions                        2,370      (46,521)
                                              --------     --------
Net Increase (Decrease) in Net Assets           46,796     (115,509)
Net Assets:
Beginning of period                            187,293      302,802
                                              --------     --------
End of period*                                $234,089     $187,293
                                              ========     ========
* includes undistributed net investment
  income of:                                  $    871     $    127
                                              ========     ========

                                               For the Year Ended
                                                  December 31,
                                              ---------------------
                                                2003         2002
                                              ---------------------
Transactions in Capital Stock:
Shares sold                                      4,884        4,601
Shares issued in reinvestment of dividends
   and distributions                               439          763
                                              --------     --------
                                                 5,323        5,364
Shares redeemed                                 (5,261)      (8,131)
                                              --------     --------
Net increase (decrease) in shares
   outstanding                                      62       (2,767)
                                              ========     ========


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund                                      15

Financial Highlights

--------------------------------------------------------------------------------------------------------------------
                                                                    For the Year Ended December 31,
                                                   -----------------------------------------------------------------
                                                      2003         2002          2001          2000         1999
--------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance:
Net asset value, beginning of period                $  12.72     $  17.31      $  19.95      $  22.83     $  19.73
                                                    --------     --------      --------      --------     --------
Income from investment operations:
Net investment income (a)                               0.21         0.23          0.23          0.35         0.32
Net realized and unrealized gain (loss)                 3.38        (4.13)        (2.66)        (2.49)        3.75
                                                    --------     --------      --------      --------     --------
Total from investment operations                        3.59        (3.90)        (2.43)        (2.14)        4.07
                                                    --------     --------      --------      --------     --------
Less dividends and distributions:
From net investment income                             (0.30)       (0.22)        (0.21)        (0.44)       (0.51)
From capital gains                                     (0.18)       (0.47)           --         (0.30)       (0.46)
                                                    --------     --------      --------      --------     --------
Total dividends and distributions                      (0.48)       (0.69)        (0.21)        (0.74)       (0.97)
                                                    --------     --------      --------      --------     --------
Net asset value, end of period                      $  15.83     $  12.72      $  17.31      $  19.95     $  22.83
                                                    ========     ========      ========      ========     ========
Total Return (b)                                       28.27%      (22.51)%      (12.18)%       (9.37)%      20.77%
Ratios to Average Net Assets:
Gross expenses                                          0.37%        0.37%         0.35%         0.36%        0.38%
Fees and expenses waived or borne by the Adviser        0.12%        0.12%         0.10%         0.11%        0.13%
Net expenses                                            0.25%        0.25%         0.25%         0.25%        0.25%
Net investment income                                   1.42%        1.32%         1.38%         1.64%        1.57%
Portfolio Turnover                                         2%           7%            2%            4%           3%
Net assets, End of Period (000 omitted)             $234,089     $187,293      $302,802      $292,739     $282,781

(a) Net investment income per share has been calculated in accordance with SEC requirements, with the exception that end of the year accumulated undistributed/(overdistributed) net investment income has not been adjusted to reflect current year permanent differences between financial and tax accounting.

(b) Had the Adviser not waived or reimbursed a portion of expenses, total return would have been reduced.


The Notes to Financial Statements are an integral part of these statements.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Notes to Financial Statements        16

1. Utilization of Indexation Approach. TimesSquare VP S&P 500[RegTM] Index Fund (the "Fund") seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500[RegTM] Composite Stock Price Index.

2. Significant Accounting Policies. The Fund is a separate series of CIGNA Variable Products Group, a Massachusetts business trust (the "Trust"). The Trust is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A. Security Valuation -- Equity securities, including warrants, that are listed on a national securities exchange or are part of the NASDAQ National Market System are valued at the last sale price or, if there has been no sale that day, at the last bid price. Debt and other equity securities traded in the over-the-counter market, including listed securities whose primary markets are believed to be over-the-counter, are valued at the most recent bid price. Short-term investments with remaining maturities of up to and including 60 days are valued at amortized cost, which approximates market. Short-term investments that mature in more than 60 days are valued at current market quotations. Other securities and assets of the Fund are appraised at fair value, as determined in good faith by, or under the authority of, the Trust's Board of Trustees. The Fund's Board of Trustees has designated the Pricing Committee of TimesSquare Capital Management, Inc. to make, pursuant to procedures approved by the Board and under the Board's supervision, all necessary determinations of fair value for the portfolio securities for which market quotations are not readily available. When fair valuing securities, the Pricing Committee takes into account factors such as fundamental and analytical information about the security, the nature and duration of any restrictions on disposition of the security, market information (including, for example, factors such as historical price relationships and valuations for securities with similar characteristics), and evaluation of significant market events. If events occurring after the close of the principal market in which securities are traded (but before the close of regular trading on the NYSE) are believed to materially affect the value of those securities, such securities are valued at their fair value, taking such events into account.

B. Futures Contracts -- The Fund is authorized to enter into S&P 500[RegTM] futures contracts. The Fund may use futures contracts with the objective of earning returns on its short-term investments equivalent to returns on the S&P 500[RegTM] Composite Stock Index. As a result, the purchase of futures contracts simulates a fully invested position in the underlying index, while maintaining liquidity. Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or securities equal to the initial margin requirements. During the period a futures contract is open, changes in the value of a contract are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Daily variation margin payments are received or made, depending on whether there were unrealized gains or losses. When a contract is closed, the Fund

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Notes to Financial Statements        17
(Continued)

records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Futures contracts include the risk that a change in the value of the contract may not correlate with the value of the underlying securities and the possibility of an illiquid market.

C. Security Transactions and Related Investment Income -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Securities gains and losses are determined on the basis of identified cost.

D. Federal Taxes -- It is the Fund's policy to continue to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and capital gains to its shareholders. Therefore, no federal income or excise taxes on realized income or net capital gains have been accrued. The tax character of distributions paid to shareholders is as follows:

                          For the Year Ended December 31,
                          -------------------------------
Tax Character                  2002            2003
                               ----            ----
Ordinary Dividends          $3,368,021      $4,276,828
Long-term Capital Gains      6,281,979       2,573,544

E. Dividends and Distributions to Shareholders -- Dividends from net investment income and distributions from net capital gains, to the extent such gains would otherwise be taxable to the Fund, are declared and distributed at least annually. Dividends and distributions are recorded by the Fund on the ex-dividend date. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing book and tax treatment for wash sales, real estate investment trusts and capital loss carryforwards. To the extent that such differences are permanent, a reclassification to Components of Net Assets may be required. As a result, at December 31, 2003, the Fund increased its undistributed net investment income by $2,123,183, decreased accumulated net realized gain by $2,124,450 and increased paid in capital by $1,267.

3. Investment Advisory Fees and Other Transactions with Affiliates. Investment advisory fees are paid or accrued to TimesSquare Capital Management, Inc. ("TimesSquare"), certain officers and directors of which are affiliated with the Fund. Such advisory fees are based on an annual rate of 0.25% applied to the daily average net assets of the Fund. TimesSquare has contractually agreed to reimburse the Fund for any amount by which its expenses (including the advisory fee, but excluding interest, taxes, amortized organization expenses, transaction costs incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) exceed, on an annual basis, 0.25% of average daily net assets until April 30, 2004, and thereafter to the extent described in the Fund's then current prospectus. Effective May 1, 2002, TimesSquare retains the right to be repaid by the Fund if the Fund's expenses fall below the percentage specified above prior to the end of the fiscal year or within three years after TimesSquare waives advisory fees or reimburses a Fund's operating expenses. The Fund's remaining contingent liability and expiration dates are as shown below:

      Remaining
Contingent Liability     Expires during     Expires during
       (000's)            2005 (000's)       2006 (000's)
--------------------     --------------     --------------
        $482                  $230               $252

Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest its excess cash in the affiliated

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund Notes to Financial Statements        18
(Continued)

TimesSquare VP Money Market Fund ("TSVPMM") managed by TimesSquare. TimesSquare will waive the amount of its advisory fee for the Fund in an amount that offsets the amount of the advisory fees incurred in the affiliated Fund. For the year ended December 31, 2003, TimesSquare waived $88,887 of its advisory fees payable by the Fund. Income distributions from TSVPMM, which amounted to $195,549 for the year ended December 31, 2003, are recorded as dividend income in the Statement of Operations.

For administrative services, the Fund reimburses TimesSquare for a portion of the compensation and related expenses of the Fund's Treasurer and Secretary and certain persons who assist in carrying out the responsibilities of those offices. For the year ended December 31, 2003, the Fund paid or accrued $87,850.

TimesSquare is an indirect, wholly-owned subsidiary of CIGNA Corporation.

4. Trustees' Fees. Trustees' fees represent remuneration paid or accrued to trustees who are not employees of CIGNA Corporation or any of its affiliates. Trustees may elect to defer receipt of all or a portion of their fees, which are invested in mutual fund shares in accordance with a deferred compensation plan.

5. Purchases and Sales of Securities. Purchases and sales of securities, excluding short-term obligations, for the year ended December 31, 2003, were $19,109 and $41,732 respectively, for U.S. Government and Agency Obligations and $3,553,427 and $3,010,621 respectively, for all other securities.

6. Capital Stock. The Fund offers an unlimited number of shares of beneficial interest without par value. Of the 14,785,675 shares outstanding at December 31, 2003, 14,608,832 shares were held by Connecticut General Life Insurance Company ("CG Life") relating to variable annuity and variable universal life insurance contracts issued by CG Life. CG Life is an indirect, wholly-owned subsidiary of CIGNA Corporation. The remainder, representing 1.2% of the shares outstanding, was held by an employee benefit plan established by CG Life for certain of its employees.

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund                                      19

Report of Independent Auditors

To the Trustees and Shareholders of TimesSquare VP S&P 500[RegTM] Index Fund

In our opinion, the accompanying statement of assets and liabilities, including the investments in securities, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of TimesSquare VP S&P 500[RegTM] Index Fund (the "Fund") at December 31, 2003, the results of its operations, and the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Boston, Massachusetts
February 16, 2004

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund                                      20
(Unaudited)

Trustees and Officers

Shareholders elect a Board that oversees the Fund's operations. The Board appoints officers who are responsible for day-to-day business decisions based on policies set by the Board.

The following is a list of the Trust's Board of Trustees and Officers. Each Trustee's term of office will be until the next annual meeting of shareholders or until the election of the Trustee's successor.

                                                                                            Number of
Name,            Position         Length                                                    Portfolios in   Other
Address*         Held with        of Time         Principal Occupation(s) During            Fund Complex    Directorships
and Age          Fund             Served          Past 5 Years                              Overseen        Held by Trustee
--------------------------------------------------------------------------------------------------------------------------------
Independent Trustees

Russell H.       Trustee          Trustee since   Vice President (Investor Relations,       14              --
Jones                             1995            Public Relations) and Treasurer,
59                                                Kaman Corporation (helicopters
                                                  and aircraft components, industrial
                                                  distribution)

Paul J.          Trustee          Trustee since   Special Advisor to Board of               14              Western
McDonald                          1995            Directors, Friendly Ice Cream                             Massachusetts
60                                                Corporation (family restaurants                           Electric Company
                                                  and dairy products)

Marnie           Trustee          Trustee since   Diocesan Consultant, Episcopal            14              Boston Mutual Life
Wagstaff                          2003            Diocese of Connecticut; Previously,                       Insurance Company
Mueller                                           Visiting Professor of Health
64                                                Economics, Wesleyan University

Carol Ann        Trustee          Trustee since   Director and Chair of Audit               14              Reed & Barton
Hayes                             2003            Committee, Reed and Barton                                Corporation
59                                                Corporation

Affiliated Trustees and Fund Officers

Richard H.       Trustee,         Trustee and     Managing Director, CIGNA                  14              Director of various
Forde            Chairman of      Chairman        Retirement & Investment Services                          subsidiaries of
50               the Board and    since 2002,     and TimesSquare Capital                                   CIGNA Corporation
                 President        President since Management, Inc.

David P.         Trustee          Trustee since   Chief Investment Officer, CIGNA           14              Director of various
Marks                             2003            Retirement & Investment Services                          subsidiaries of
57                                                                                                          CIGNA Corporation

Alfred A.        Vice President   Officer         CIGNA Funds Treasurer; Assistant          14              --
Bingham III      and Treasurer    Since 1982      Vice President, TimesSquare Capital
59                                                Management, Inc.

Jeffrey S.       Vice President   Officer         Senior Counsel,                           14              --
Winer            and Secretary    Since 1993      CIGNA Corporation
46

--------------------------------------------------------------------------------------------------------------------------------

* All Trustees and officers have an address c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103

--------------------------------------------------------------------------------
TimesSquare VP S&P 500[RegTM] Index Fund (Continued)                          21
(Unaudited)

--------------------------------------------------------------------------------

"Standard & Poor's[RegTM]," "S&P[RegTM]," "S&P 500[RegTM]," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The TimesSquare VP S&P 500[RegTM] Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

TimesSquare VP S&P 500[RegTM] Index Fund is an open-end, diversified management investment company that seeks to achieve its long-term growth objective by attempting to replicate the total return performance, reduced by Fund expenses, of the Standard & Poor's 500[RegTM] Composite Stock Price Index. The investment adviser is TimesSquare Capital Management, Inc., 280 Trumbull Street, Hartford, Connecticut 06103.
--------------------------------------------------------------------------------

Item 2.   Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to its principal executive officer and principal financial officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to the Secretary of the Registrant, c/o TimesSquare Capital Management, Inc., 280 Trumbull Street, H16C, Hartford, CT 06103.

Item 3.  Audit Committee Financial Expert.

The Registrant's Board of Trustees has determined that Carol Ann Hayes, Russell
H. Jones and Paul J. McDonald are "audit committee financial experts", all of whom are "independent." Mr. Jones serves as Senior Vice President, Chief Investment Officer and Treasurer of Kaman Corporation. His responsibilities include communications with financial analysts concerning Kaman Corporation.

Item 4.  Principal Accountant Fees and Services.

(a) Audit Fees
For the audit of the Registrant's annual financial statements for the fiscal year ended December 31, 2002 and December 31, 2003, included in the Registrant's annual report to shareholders for those fiscal years, PricewaterhouseCoopers LLP ("PWC") billed the Registrant $52,600 and $59,900, respectively.

(b) Audit-Related Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for assurance or related services related to the audit of the Registrant's financial statements.

(c) Tax Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC billed the Registrant $13,275 and $14,675, respectively, for reviewing the Registrant's federal income tax and excise tax returns and reviewing excise distribution estimate calculations.

(d) All Other Fees
For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill the Registrant for any other products and services.

(e)(1) The Audit Committee has not developed pre-approval policies and procedures relating to the provision of services to the Registrant by the Registrant's independent accountant.

(e)(2) For the fiscal years ended December 31, 2002 and December 31, 2003, 100% of the PWC fees described above under the captions "Audit Related Fees", "Tax Fees" and "All Other Fees" were approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2.01 of Regulation S-X.

For the fiscal years ended December 31, 2002 and December 31, 2003, PWC did not bill any fees that were required to be approved by the Registrant's Audit Committee pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by PWC for services rendered to TimesSquare Capital Management, Inc. ("TimesSquare"), the investment adviser to the Registrant, and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant for fiscal years ending December 31, 2002 and 2003, were $128,250 and $100,148, respectively.

(h) In considering PWC's independence, the Audit Committee considered whether the provision of non-audit services rendered by PWC to TimesSquare and other entities controlling, controlled by, under common control with TimesSquare that provide ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii)(C) of Rule 2.01 of Regulation S-X was compatible with maintaining PWC's independence.

Item 5. Audit Committee Listed Registrants.

Not applicable.

Item 6. [Reserved]

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 9. Submission of Matters to a Vote of Security Holders.

The Registrant has adopted a nominating committee charter that sets forth procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees. The charter is attached as an exhibit hereto.

Item 10.  Controls and Procedures.

(a) The officers providing the certifications in this report in accordance with Rule 30a-2 under the Investment Company Act of 1940 have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in such rule), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's last fiscal half-year (the Registrant's second fiscal half-year in the case of an annual report) that have materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 11.  Exhibits.

(a)(1) Code of Ethics referred to in Item 2, filed as an exhibit hereto.

(a)(2) Nominating committee charter referred to in Item 9, filed as an exhibit hereto.

(a)(3) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, filed as exhibits hereto.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) CIGNA VARIABLE PRODUCTS GROUP

                                        /s/ Jeffrey S. Winer
                          By:
                             ---------------------------------------------------
                             Jeffrey S. Winer, Vice President and Secretary

Date:  March 5, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

                           /s/ Richard H. Forde
By (Signature and Title)*
                          ------------------------------------------------------
                           Richard H. Forde, Chairman of the Board and President

Date:  March 5, 2004.

                           /s/ Alfred A. Bingham III
By (Signature and Title)*
                          ------------------------------------------------------
                           Alfred A. Bingham III, Vice President and Treasurer

Date:  March 5, 2004.